                                                                   EXHIBIT 10(b)





                                                                  DRAFT 11/23/94

                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406



                               November 28, 1994

PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Frank A. Taucher

         RE:     Second Amendment to Credit Agreement (the "Second Amendment")

Dear Frank:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein not otherwise defined herein shall have the meanings given to them under the Credit Agreement.

         The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement as hereinafter provided;

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                   AGREEMENT

         1.      Amendment of Credit Agreement

                          The parties hereto do hereby modify and amend the
                 Credit Agreement as follows:

                 a. Cover page is hereby amended by deleting in line 1 the number "$115,000,000" and inserting in lieu thereof the number "$175,000,000".

                 b. Recital paragraph 1, page 1, is hereby amended by deleting in line 3 the number "$115,000,000" and inserting in lieu thereof the number "$175,000,000".

                 c. The definitions of "Fixed Charges" and "Fixed Charge Coverage Ratio" in Section 1.01 are hereby deleted in their entirety.

                 d. The definitions in Section 1.01 of the Credit Agreement of the following terms are hereby deleted in their entirety and the following new terms are hereby inserted in lieu thereof:

                          Business Day shall mean a day on which commercial banks are open for business in Pittsburgh, Pennsylvania and New York, New York.

                          Consolidated Cash Flow From Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, other non-cash charges to net income, interest expense and income tax expense, minus (ii) non-cash credits to net income, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                          Expiration Date shall mean with respect to the Revolving Credit Commitment, November 28, 1997


                 e.       The following definitions are hereby
                          inserted in Section 1.01 in alphabetical order:

                          Consolidated Earnings Available for Fixed Charges shall mean, for any period of determination, the sum of net income, interest expense, income tax expense and expenses under operating leases, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                          Consolidated Fixed Charges shall mean, for any period of determination, the sum of interest expense plus expenses under operating leases, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                          Effective Date shall mean, November 28, 1994.


                 f. The definition of "Euro-Rate" is hereby amended by deleting the words "at approximately 11:00 a.m. London time" in the tenth and eleventh lines.

                 g. The definition of "Permitted Purchase" is hereby amended by deleting the "." at the end of such definition and inserting in lieu thereof "; and" and the following:

                                  (E) the Purchase Price for such acquisition,
                          when aggregated with the Purchase Price of all other Permitted Purchases which occurred during the period beginning on the Effective Date through and including the date of determination, shall be limited to an aggregate of $160,000,000.

                 h. The definition of "Permitted Pooling" is hereby amended by deleting the word "and" at the end of clause (J) of such definition, by deleting the "." at the end of clause (K) of such definition and inserting in lieu thereof "; and", and the following:

                                  (L) the Pooling Consideration for such
                          acquisition, when aggregated with the Pooling Consideration of all other Permitted Poolings which occurred during the period beginning on the Effective Date through and including the date of determination, shall be limited to an aggregate of $500,000,000.

                 i. The chart at the end of Section 4.01(a)(ii) shall be deleted and the following shall be inserted in lieu thereof:

         Ratio of Consolidated
         Funded Debt to Consolidated
         Cash Flow from Operations                           Applicable Interest Rate
         -----------------------------                       ---------------------------
         Greater than or equal to                           Euro-Rate plus 1-1/8%
         2.50 to 1.0 but less than


         3.00 to 1.0

         Greater than or equal to                           Euro-Rate plus 1-1/16%
         2.00 to 1.0 but less than
         2.50 to 1.0

         Greater than or equal to                           Euro-Rate plus 7/8%
         1.50 to 1.0 but less than
         2.00 to 1.0

         Greater than or equal to                           Euro-Rate plus 11/16%
         1.00 to 1.0 but less than
         1.50 to 1.0

         Less than 1.00 to 1.0                              Euro-Rate plus 1/2%

                 j. Section 8.01(m)(iii) (Certificate of the Borrower) is hereby amended by deleting the words "Concurrently with" in the second line and inserting in lieu thereof "No later than ten (10) business days following the due date of".

                 k. Section 8.02(j) (Dividends and Related Distributions) is hereby amended by inserting in the tenth line, immediately following the words "dividends paid by NovaCare", "or payments by NovaCare for stock repurchases or redemptions."

                 l. The chart at the end of Section 8.02(n) (Funded Debt to Cash Flow From Operations) shall be deleted and the following shall be inserted in lieu thereof:

                                                            Ratio of Consolidated
                                                            Funded Debt to Consolidated
         Period                                             Cash Flow From Operations
         ------                                             ----------------------------
         7/1/94 through 6/30/95                             3.00 to 1.00
         7/1/95 through 6/30/96                             2.75 to 1.00
         7/1/96 and thereafter                              2.50 to 1.00


                 m. Section 8.02(o) (Minimum Fixed Charge Coverage Ratio) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                                  (o)  Minimum Fixed Charge Coverage Ratio.
                          The Loan Parties shall not permit the ratio of Consolidated Earnings Available For Fixed Charges to Consolidated Fixed Charges, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than the ratio set forth below during the period specified below:

                                                            Ratio of Consolidated
                                                            Earnings Available For
                                                            Fixed Charges to
         Period                                             Consolidated Fixed Charges
         ------                                             --------------------------
         7/1/94 through 6/30/96                             2.5 to 1.0
         7/1/96 and thereafter                              3.0 to 1.0

         2.      Amendment of Schedules/Exhibits

                          The schedules/exhibits to the Credit Agreement are
                 hereby amended and restated as follows:

                 a.           Schedule 1.01(B) of the Credit Agreement is hereby
                          deleted in its entirety and Schedule 1.01(B) attached hereto as Exhibit A is hereby inserted in lieu thereof.

                 b.           Schedule 1.01(E) of the Credit Agreement is hereby
                          deleted in its entirety and Schedule 1.01(E) attached hereto as Exhibit B is hereby inserted in lieu thereof.

                 c. Schedule 1.01(P)(1) of the Credit Agreement is hereby deleted in its entirety and Schedule 1.01(P)(1) attached hereto as Exhibit C is hereby inserted in lieu thereof.

                 d. Schedule 6.01(c) of the Credit Agreement is hereby deleted in its entirety and Schedule 6.01(c) attached hereto as Exhibit D is hereby inserted in lieu thereof.

                 e. Exhibit 1.01(P)(1)(E) of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(P)(1)(E) attached hereto as Exhibit E is hereby inserted in lieu thereof.

                 f. Exhibit 1.01(P)(1)(F) of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(P)(1)(F) attached hereto as Exhibit F is hereby inserted in lieu thereof.

                 g. Exhibit 1.01(P)(1)(G) of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(P)(1)(G) attached hereto as Exhibit G is hereby inserted in lieu thereof.

                 h. Exhibit 1.01(P)(2) of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.01(P)(2) attached hereto as Exhibit H is hereby inserted in lieu thereof.

                 i. Exhibit 8.01(m)(iii) of the Credit Agreement is hereby deleted in its entirety and Exhibit 8.01(m)(iii) attached hereto as Exhibit I is hereby inserted in lieu thereof.

         3.      Joinder of New Bank

                 a.               Fleet Bank of Massachusetts, N.A. ("New
                          Bank"), intending to be legally bound hereby, is a party to this Second Amendment and hereby agrees as follows:

                          New Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and financial information referred to in Sections 6.01(i), 8.01(m)(i) and 8.01(m)(ii) of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; (ii) agrees that it is and will, independently and without reliance upon the Agent, or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Amendment Effective Date (as defined in Section 6 hereof), including without limitation the provisions of Sections 11.11 and 11.12, as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; and (v) specifies as its address for notices the office set forth beneath its name on the signature page hereof.

                 b.               As of the Amendment Effective Date, as
                          hereafter defined, New Bank shall be a party to the Credit Agreement and have the rights and obligations of a Bank thereunder and under the other Loan Documents.

         4.               Waivers

                 a. Mill River I, Inc., Mill River II, Inc. and Mill River IV, Inc. (collectively, the "Mill River Subsidiaries") are Guarantors under the Credit Agreement. On or about May 31, 1994 the assets of these corporations were transferred to other Qualifying Subsidiaries of NovaCare, Inc. which are Borrowers or Guarantors under the Credit Agreement. No assets remained in the Mill River Subsidiaries, and the Mill River Subsidiaries were therefore dissolved. The Banks hereby consent to such dissolution and hereby waive any violation of Section 8.02(d) of the Credit Agreement resulting from the dissolution of the Mill River Subsidiaries.

                 b. The Compliance Certificate required to be delivered by NovaCare to the Banks pursuant to Section 8.01(m)(iii) for the quarter ended September 30, 1994 was due on November 15, 1994 and has not yet been delivered by NovaCare to the Banks. In order to provide NovaCare additional time to prepare such Compliance Certificate for the quarter ended September 30, 1994 and to include in such Compliance Certificate calculations of the financial covenants as provided therein after giving effect to this Second Amendment, the Banks hereby extend the date of delivery by NovaCare to the Banks of the Compliance Certificate for the fiscal quarter ended September 30, 1994 until December 5, 1994.

         5.               Representations, Covenants, Events of Default

                          The Borrowers and Guarantors hereby represent to the
                 Agent and the Banks that: the representations and warranties contained in

                 Article VI of the Credit Agreement or elsewhere in the Credit Agreement or anywhere in the Loan Documents remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Borrowers and Guarantors have performed and are in compliance with all covenants contained in Article VIII of the Credit Agreement after giving effect to this Second Amendment or elsewhere in the Credit Agreement or anywhere in the Loan Documents; and no Event of Default or Potential Default has occurred and is continuing.

         6.      Conditions of Effectiveness; Amendment Effective Date

                          The effectiveness of this Second Amendment is
                 expressly conditioned upon the occurrence and completion of all of the following on or before November 28, 1994: (i) the Agent's receipt of counterparts of this Second Amendment duly executed by the Borrowers and Guarantors and the Banks; (ii) the Agent's receipt of Revolving Credit Notes duly executed by the Borrowers in the form of Exhibit J attached hereto; (iii) the Agent's receipt of a Confirmation of Guaranty duly executed by the Guarantors in the form of Exhibit K attached hereto; (iv) the Agent's receipt of a written opinion of Haythe & Curley, counsel for the Borrowers and Guarantors, addressed to the Agent for the benefit of the Banks, opining to such matters with respect to the transactions contemplated herein as the Agent may reasonably request, in form and substance satisfactory to the Agent and Buchanan Ingersoll Professional Corporation, as counsel for the Agent; (v) the Agent's receipt of a written opinion of counsel for NovaCare Management Business Trust addressed to the Agent for the benefit of the Banks, opining to such matters with respect to the transactions contemplated herein as the Agent may reasonably request, in form and substance satisfactory to the Agent and Buchanan Ingersoll Professional Corporation, as counsel for the Agent; (vi) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Second Amendment;
                 (vii) receipt by each Bank of the nonrefundable arrangement fee and the nonrefundable closing fee equal to the amount set forth next to such Bank's name on Schedule 1.01(B); (viii) with respect to each new Borrower or Guarantor (a "Joining Subsidiary"), if any, documentation as required under Section
                 11.18 of the Credit Agreement, including without limitation the completion of the following: (1) executing and delivering to the Agent (A) in the case of a Joining Subsidiary which becomes a Borrower, a Revolving Credit Note in the form of
                 Exhibit 1.01(R) payable to each Bank, (B) a joinder to the Credit Agreement in form satisfactory to the Agent, (C) a counterpart signature page to the Guaranty Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01
                 (G)(1), in the case of a Joining Subsidiary which becomes a Borrower and Exhibit 1.01(G)(2), in the case of a Joining Subsidiary which becomes a Guarantor, (D) if it owns stock or other ownership interests in any Qualifying Subsidiary, a joinder to the Pledge Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01(P)(4), 1.01(P)(5) or 1.01(P)(6), as applicable, and delivering, as applicable, the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein,
                 (E) a joinder to the Subordination Agreement (Intercompany) executed by certain Loan Parties which is in the form of
                 Exhibit 1.01(S) and (F) a joinder to the Agency Agreement executed by certain Loan Parties appointing NovaCare as agent;
                 (2) delivering to the Agent an opinion of counsel reasonably satisfactory to the Agent regarding such Joining Subsidiary and such joinder; and (3) delivering to the Agent certified copies of its organizational documents and other documents as requested by the Agent; (4) the Loan Party which owns the stock or other ownership interest of the Joining Subsidiary shall execute and deliver to the Agent for the benefit of the Banks a Pledge Agreement in the form of Exhibit 1.01(P)(4), 1.01(P)(5) or 1.01(P)(6), as applicable, and the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein; (ix) the Agent's receipt of all documents and information which constitute conditions precedent to the effectiveness of the First Amendment to the Credit Agreement; (x) the Agent's receipt of a completed certificate duly executed by NovaCare, Inc., in form and substance satisfactory to the Agent, certifying compliance of the Loan Parties with the Funded Debt to Cash Flow From Operations ratio as set forth in Section 8.02(n) of the Credit Agreement, as amended by this Second Amendment.

                          This Second Amendment shall be dated as of and shall
                 be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 6 (the "Amendment Effective Date"); provided, however, that upon the effectiveness of this Second Amendment, the financial covenants as set forth in Section 8.02(n) (Funded Debt to Cash Flow From Operations) and Section 8.02(o) (Minimum Fixed Charge Coverage Ratio) will be deemed to be amended and restated as provided in this Second Amendment effective as of the fiscal quarter ended September 30, 1994, calculated for the four fiscal quarters then ended.

         7.      Full Force and Effect

                          No novation is intended by this Second Amendment and
                 except as expressly modified and amended by this Second Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect without modification.

         8.      Costs, Expenses, Disbursements

                          The Borrowers hereby agree to reimburse the Agent and
                 the Banks on demand for all costs, expenses and disbursements relating to this Second Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

         9.       Counterparts

                          This Second Amendment may be executed by different
                 parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument.

         10.     Governing Law

                          This Second Amendment shall be deemed to be a
                 contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                                               Yours very truly,

                                           NOVACARE, INC. and each of the
                                           Borrowers and Guarantors
                                           under the Credit Agreement




By:
   --------------------------
                                           Timothy E. Foster, Vice President
                                           of each of the entities listed on
                                           Schedule 6.01(c) other than those
                                           listed below




By:
   --------------------------
                                           Joseph C. O'Neill, President
                                           of each of the entities listed above
                                           his name on the signature lines to
                                           the Credit Agreement



By:
   --------------------------
                                           Andrew J. Beck, Vice President
                                           of Mill River III, Inc., a Delaware
                                           corporation


ACKNOWLEDGED AND AGREED TO AS
OF THE ___ DAY OF NOVEMBER, 1994.


PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent


By:
   -----------------------------
Title:
      --------------------------


CORESTATES BANK, N.A.

By:
   -----------------------------
Title:
      --------------------------


FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

By:
   -----------------------------
Title:
      --------------------------


MELLON BANK, N.A.

By:
   -----------------------------
Title:
      --------------------------


NATIONSBANK OF NORTH CAROLINA, N.A.

By:
   -----------------------------
Title:
      --------------------------


NATIONAL WESTMINSTER BANK USA

By:
   -----------------------------
Title:
      --------------------------

FLEET BANK OF MASSACHUSETTS, N.A.

By:
   -----------------------------
Title:
      --------------------------

Address for Notices:

Health Care and Non Profit Group
Fleet Center MA BOF 04A
75 State Street
Boston, MA  02109-1810

Telecopier No. (617) 346-1634
Attention:  Ms. Lynn Wiatrowski
Telephone No.  (617) 346-1629

                                  EXHIBIT A

                               SCHEDULE 1.01(B)

              COMMITMENTS OF BANKS; ARRANGEMENT AND CLOSING FEES


                                                        Revolving            Second
                                   Participation        Credit               Amendment
Bank                               Percentage           Commitment           Closing Fee
- - - ----                               ----------           ----------           -----------
PNC Bank, National                   22.857143          $ 40,000,000         $15,000
  Association

First Union National                 15.714286          $ 27,500,000         $11,250
  Bank of North Carolina

Mellon Bank, N.A.                    15.714286          $ 27,500,000         $11,250

NationsBank of                       11.428571          $ 20,000,000         $ 7,500
  North Carolina, N.A.

CoreStates Bank, N.A.                11.428571          $ 20,000,000         $ 7,500

National Westminster                 14.285714          $ 25,000,000         $15,000
  Bank USA

Fleet Bank of                         8.571429          $ 15,000,000         $22,500
  Massachusetts, N.A.

          TOTAL                     100.000000%         $175,000,000         $90,000
                                   ============         ============         =======

                                   EXHIBIT B


                                SCHEDULE 1.01(E)


                               EXCLUDED ENTITIES



                                        NAME                                        JURISDICTION
      ==============================================================================================
1.    Excluded Qualifying Subsidiaries
      --------------------------------

      American Health Enterprises, Ltd.                                             Pennsylvania

      Applied Orthotic/Prosthetic Technologies, Inc.                               New Hampshire

      Arizona Therapy, Limb & Brace, Inc.                                             Arizona

      Barnhart Prosthetic and Orthotic Center, Inc.                                    Oregon

      Burge-Lloyd Surgical Co.                                                         Nevada

      Coastal Orthopedics Services, Inc.                                           Massachusetts

      Commonwealth Prosthetics & Orthotics, Inc.                                      Kentucky

      CRH, Inc.                                                                       Maryland

      Custom Prosthetics of Arizona, Inc.                                             Arizona

      Fillauer Orthotic & Prosthetic Services, Inc.                                  Tennessee

      Florida Footcare Centers, Inc.                                                  Florida

      Florida Footcare Orthotic & Prosthetic Centers of
      Palm Beach, Inc.                                                                Florida

      Florida Orthotic & Prosthetic Centers of Broward,
      Inc.                                                                            Florida

      Gaines Brace & Limb, Inc.                                                       Colorado

      Isle Acquisition Corp.                                                          Delaware

      Jim All, Inc.                                                                    Texas

      Karg Prosthetics Co., Inc.                                                     California

      Knoxville Orthopedic Appliance Co., Inc.                                       Tennessee

      Lux Artificial Limb & Brace Company                                              Texas

      Marilyn Hawker, Inc.                                                            Arizona

      McFarlen & Associates I                                                          Texas

      McFarlen & Associates II                                                         Texas

      McFarlen & Associates III                                                        Texas

      McFarlen & Associates IV                                                         Texas

      McFarlen & Associates, Inc.                                                      Texas

      Mobility Orthotics & Prosthetics, Inc.                                          Virginia

      Newport Orthopedic and Prosthetic Center, Inc.                                 California

      Ortho-Care, Inc.                                                               California

      OSI Midwest, Inc.                                                               Nebraska

      Phoenix Limb Shop, Inc.                                                         Arizona

                                        NAME                                        JURISDICTION
      ==============================================================================================
      R. Press, Inc. Orthotics and Prosthetics                                      Connecticut

      R.E. Huck Co.                                                                  California

      Rehabilitation Services, Inc.                                                  California

      Rex McKinney, C.P.O., Ltd.                                                       Kansas

      Savannah Orthotics, Inc.                                                        Georgia

      South Carolina Center for Rehabilitation, Inc.                               South Carolina

      Thornton Orthopedic, Inc. of Boulder                                            Colorado

      Webb's-K.E. Karlson Co.                                                          Oregon

      West Virginia Rehabilitation Services, Inc.                                   Pennsylvania

      Young's Orthopedic Service, Inc.                                               California

2.    Other Excluded Entities
      -----------------------

      ASK Colorado Health Care Services, P.C.                                         Colorado

      C.O.A.S.T. Institute Physical Therapy, Inc.                                    California

      Galaxy North Limited Partnership                                                Illinois

      Galaxy Service Corporation                                                      Illinois

      Galaxy West Limited Partnership                                                 Illinois

      Medstat, P.C.                                                                   Illinois

      NC Occupational Therapy, P.C.                                                   New York

      NC Physical Therapy, P.C.                                                       New York

      Northwest Suburban Worker Rehabilitation Services
      Limited Partnership                                                             Illinois

      NovaCare Speech Therapy & Audiology, Inc.                                      California

      Orthomedics - Voner (Rancho)                                                   California

      Orthomedics - Voner (Whittier)                                                 California

      Quad City Regional Spine Institute, P.C.                                          Iowa

      Sprint Physical Therapy, P.C.                                                   Colorado

      Start to Finish Physical Therapy, P.C.                                       Massachusetts

      West Suburban Worker Rehabilitation Services
      Limited Partnership                                                             Illinois

      Worker Rehabilitation Services, Inc.                                            Illinois

      Therex, P.C.                                                                    Colorado

                                   EXHIBIT C


                              SCHEDULE 1.01(P)(1)


                             PERMITTED INVESTMENTS


250,000 Units              Phoenix, AZ Housing             Mutual Benefit Life
6.3% Maturity              10/01/08                        $162,500 Market Value




                INVESTMENTS IN LOW INCOME HOUSING PARTNERSHIPS

                                                                                    TOTAL
                                                               CURRENT            COMMITTED
                                                              INVESTMENT         INVESTMENT
                                                             -------------     --------------
   Boston Financial Institutional Tax Credit Fund IV          3,650,000           3,650,000
   Boston Financial Institutional Tax Credit Fund V           1,560,000           1.560,000
   USA Metropolitan Tax Credit Fund                           2,325,000           2.325,000
   Columbia Housing Partners Corporate Tax Credit III         1,327,939           3.983,817

                                   EXHIBIT D


                                SCHEDULE 6.01(c)

                                  SUBSIDIARIES




   I.  Subsidiary Corporations

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Affiliated Physical                 Arizona               G        120,091 common shares,       35,600      Mill River III,
   Therapists, Ltd.                                                   $1 par value 83,067                      Inc.
                                                                      preferred shares, $1
                                                                      par value

   American Health                     Pennsylvania         --        10,000 common shares,          200       RHCA
   Enterprises, Ltd.                                                  $10.00 par value

   Applied  Orthotic/Prosthetic        New Hampshire        --        300 shares,                    150       NovaCare O&P East
   Technologies, Inc.                                                 no par value

   Arizona Rehabilitation              Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Hospital, Inc.                                                     $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Arizona Therapy, Limb and           Arizona              --        100,000 common shares,       19,231      NovaCare O&P West
   Brace, Inc.                                                        $10.00 par value

   Atlantic Rehabilitation             New Jersey            G        1,000 shares, no par           20        Mill River III,
   Services, Inc.                                                     value                                    Inc.

   NovaCare Bakersfield Regional       Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Barnhart Prosthetic and Orthotic    Oregon               --        500 shares, no par             100       NovaCare O&P West
   Center, Inc.                                                       value

   Boca Rehab Agency, Inc.             Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Buendel Physical Therapy, Inc.      Florida               G        750 common shares,             100       Mill River III,
                                                                      $10.00 par value                         Inc.

   Burge-Lloyd Surgical Co.            Nevada               --        2,500 common shares, no        375       NovaCare O&P West
                                                                      par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Cannon & Associates, Inc.           Delaware              G        10,000 common shares,         3,000      NovaCare, Inc.
                                                                      no par value                             (PA)
                                                                      1,286 cumulative
                                                                      redeemable preferred
                                                                      shares, $.01 par value

   Cenla Physical Therapy              Louisiana             G        10,000 shares,                2,000      Mill River III,
   & Rehabilitation Agency, Inc.                                      no par value                             Inc.
   Center for Physical Therapy and     New Mexico            G        500,000 common shares,        1,000      Mill River III,
   Sports Rehabilitation, Inc.                                        no par value                             Inc.

   CenterTherapy, Inc.                 Minnesota             G        50,000 Class A voting      475 Class A   Mill River III,
                                                                      shares, $.01 par value,      voting      Inc.
                                                                      50,000 Class B non-
                                                                      voting shares, $.01 par
                                                                      value

   Douglas C. Claussen, R.P.T.,        California            G        50,000 shares, no par        10,187      Mill River III,
   Physical Therapy, Inc.                                             value                                    Inc.

   Coastal Orthopedics Services, Inc.  Massachusetts        --        15,000 common shares,         3,600      NovaCare O&P East
                                                                      no par value

   Commonwealth Prosthetics            Kentucky             --        3,000 shares, no par          1,332      NovaCare O&P East
   & Orthotics, Inc.                                                  value

   Coplin Physical Therapy             Minnesota             G        2,500 common shares, no        100       Mill River III,
   Associates, Inc.                                                   par value                                Inc.

   CR Services Corp.                   Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   CRH, Inc.                           Maryland             --        10,000 shares, $.01 par      10,000      RHCA
                                                                      value

   Crowley Physical Therapy Clinic,    Louisiana             G        10,000 common shares,          500       Mill River III,
   Inc.                                                               no par value                             Inc.

   Custom Prosthetics of Arizona,      Arizona              --        100,000 common shares,       10,000      NovaCare O&P West
   Inc.                                                               no par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Douglas Avery and                   Virginia              G        500 Series A Voting            100       Mill River III,
   Associates, Ltd.                                                   Common Shares, $10.00                    Inc.
                                                                      par value
                                                                      300 Series B Non-Voting
                                                                      Common Shares, $.01 par
                                                                      value

   NovaCare Easton & Moran Physical    California            G        1,000 Common Shares, no       1,000      Rehab Systems
   Therapy, Inc.                                                      par value                                Company

   FD Capital Corporation              Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   Fillauer Orthotic & Prosthetic      Tennessee            --        1,000 common shares,           10        NovaCare O&P East
   Services, Inc.                                                     $1.00 par value

   Florida Footcare Centers, Inc.      Florida              --        500 shares, $1.00 par          100       NovaCare O&P East
                                                                      value

   Florida Footcare Orthotic &         Florida              --        500 shares, $1.00 par          100       NovaCare O&P East
   Prosthetic Centers of Palm Beach,                                  value
   Inc.

   Florida Orthotic & Prosthetic       Florida              --        500 shares, $1.00 par          300       NovaCare O&P East
   Centers of Broward, Inc.                                           value

   Francis Naselli, Jr. & Stewart      Pennsylvania          G        1,000 common shares, no       1,000      Mill River III,
   Rich Physical Therapists, Inc.                                     par value                                Inc.

   Gaines Brace & Limb, Inc.           Colorado             --        1,000 common shares, no        400       NovaCare O&P
                                                                      par value

   Galaxy Service Corporation          Illinois             --        1,200 Class A common                     RCI (S.P.O.R.T.),
                                                                      shares, no par value                     Inc. (60%)

   Georgia Physical Therapy, Inc.      Georgia               G        100,000 shares,               1,000      Mill River III,
                                                                      $.50 par value                           Inc.

   Georgia Physical Therapy of West    Georgia               G        5,000,000 common            1,000,200    Mill River III,
   Georgia, Inc.                                                      shares, $.01 par value                   Inc.

   Greater Sacremento Physical         California            G        100,000 common shares        38,250      Mill River III, Inc.
   Therapy                                                            No par value                 11,250      Peters, Starkey &

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Associates, Inc.                                                                                            Todrank Physical
                                                                                                               Therapy Corporation

   Gulf Breeze Physical Therapy, Inc.  Florida               G        7,500 common shares, $1        200       Mill River III,
                                                                      par value                                Inc.

   Gulf Coast Hand Specialists, Inc.   Florida               G        7,500 common shares,           100       Mill River III,
                                                                      $1.00 par value                          Inc.

   Hand Therapy and Rehabilitation     California            G        10,000 common shares,         6,000      Mill River III,
   Associates, Inc.                                                   no par value                             Inc.

   Hand Therapy Associates, Inc.       Arizona               G        1,000,000 common               250       Mill River III,
                                                                      shares, $10 par value                    Inc.

   Hawley Physical Therapy, Inc.       California            G        100,000 common shares,       20,000      Mill River III,
                                                                      no par value                             Inc.

   Heartland Rehabilitation, Inc.      Indiana               G        1,000 common shares, no        100       NovaCare, Inc.
                                                                      par value                                (PA)

   Indianapolis Physical Therapy and   Indiana               G        400,000 common shares,       267,808     Mill River III,
   Sports Medicine, Inc.                                              no par value                             Inc.

   Irwin Lehrhoff & Associates, Inc.   Texas                 G        1,000 shares, $1.00 par       1,000      NovaCare, Inc.
   (TX)                                                               value                                    (PA)

   Irwin Lehrhoff & Associates, Inc.   Oregon                G        5,000 common shares           1,000      NovaCare, Inc.
   (OR)                                                               $1.00 par value                          (PA)

   Irwin Lehrhoff & Associates, Inc.   Illinois              G        10,000 common shares,         1,000      NovaCare, Inc.
   (IL)                                                               no par value                             (PA)

   Isle Acquisition Corp.              Delaware             --        1,000 Common Shares,          1,000      NovaCare O&P East
                                                                      $.01 par value

   Jana B. Mason, L.P.T., Inc.         Kentucky              G        2,000 common shares, no       1,100      NovaCare, Inc.
                                                                      par value                                (PA)

   Jana B. Mason Therapy Associates,   Kentucky              G        1,000 common shares, no        100       NovaCare, Inc.
   Inc.                                                               par value                                (PA)

   Jim All, Inc.                       Texas                --        1,000,000 shares, $1.00       1,000      NovaCare O&P West
                                                                      par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Karg Prosthetics Co., Inc.          California           --        75,000 shares, $1.00          3,000      NovaCare O&P West
                                                                      par value

   Kesinger Physical Therapy, Inc.     California            G        10,000 common shares,         1,000      Mill River III,
                                                                      no par value                             Inc.

   Knoxville Orthopedic Appliance      Tennessee            --        2,000 common shares, no        100       NovaCare O&P East
   Co., Inc.                                                          par value

   Life Dimensions, Inc.               Nevada                G        2,500 common shares, no        100       NovaCare, Inc.
                                                                      par value                                (PA)

   Life Dimensions of California,      California            G        1,000 shares, no par           50        NovaCare, Inc.
   Inc.                                                               value                                    (PA)

   Lux Artificial Limb & Brace         Texas                --        2,000 common shares,          2,000      NovaCare O&P West
   Company                                                            $10 par value

   Lynn M. Carlson, Inc.               Arizona               G        1,000,000 common              6,400      Mill River III,
                                                                      shares, $1 par value                     Inc.

   McFarlen & Associates, Inc.         Texas                --        100,000 common shares,        1,000      NovaCare O&P West
                                                                      $.10 par value

   Medical Rehabilitation Corporation  Maryland              B        10,000 common shares,         1,000      RHCA
   of Maryland                                                        $.01 par value

   NovaCare Meridian Point             Arizona               B        100,000 common shares,       10,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      no par value                             Financial
                                                                                                               Corporation

   NovaCare Outpatient                 Kansas                G        500,000 common shares,       10,851      Mill River III,
   Rehabilitation, Inc.                                               $1 par value                             Inc.

   Mill River III, Inc.                Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mill River Management, Inc.         Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mitchell Tannenbaum I, Inc.         Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

   Mitchell Tannenbaum II, Inc.        Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Mitchell Tannenbaum III, Inc.       Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

   Mobility Orthotics & Prosthetics,   Virginia             --        5,000 shares, $1.00 par       5,000      NovaCare O&P East
   Inc.                                                               value

   Monmouth Rehabilitation, Inc.       New Jersey            G        100 shares, no par             80        Mill River III,
                                                                      value                                    Inc.

   NACC, Inc.                          Delaware              B        1,000 common shares,           25        Rehab Systems
                                                                      $.01 par value                           Company
                                                                                                     25        NovaCare O&P
                                                                                                     125       NovaCare, Inc.
                                                                                                               (PA)

   National Rehab Services             California            G        1,000,000 common              5,000      NovaCare, Inc.
                                                                      shares, no par value                     (PA)

   New Mexico Physical Therapists,     New Mexico            G        50,000 common shares,          559       Mill River III,
   Inc.                                                               $1.00 par value                          Inc.

   Newport Orthopedic and  Prosthetic  California           --        200,000 common shares,        2,250      NovaCare O&P West
   Center, Inc.                                                       $1.00 par value

   Northside Physical Therapy, Inc.    Ohio                  G        500 common shares,             100       Mill River III,
                                                                      without par value                        Inc.

   NovaCare Northside Therapy, Inc.    Minnesota             G        2,500 shares, $10.00           100       NovaCare, Inc.
                                                                      par value                                (PA)

   NovaCare (Arizona), Inc.            Arizona               G        1,000 shares, no par          1,000      NovaCare, Inc.
                                                                      value                                    (PA)

   NovaCare (Colorado), Inc.           Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
                                                                      $.01 par value                           (PA)

   NovaCare (Illinois), Inc.           Illinois              G        1,000 shares, no par          1,000      NovaCare, Inc.
                                                                      value                                    (PA)

   NovaCare (Texas), Inc.              Texas                 G        100 common shares, $.01        100       NovaCare, Inc.
                                                                      par value                                (PA)

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   NovaCare, Inc.                      Pennsylvania          G        5,000 common shares, no       1,000      NovaCare, Inc.
                                                                      par value                                (DE)

   NovaCare Management Services, Inc.  Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   NovaCare Management Business Trust  Pennsylvania          G        N/A                            N/A       N/A

   NovaCare Orthotics & Prosthetics,   Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
   Inc.                                                               $.01 par value                           (DE)

   NovaCare Orthotics & Prosthetics    Delaware              G        1,000 common shares,          1,000      NovaCare O&P
   East, Inc.                                                         $.01 par value                           Holdings

   NovaCare Orthotics & Prosthetics    Delaware              G        1,000 shares, $.01 par        1,000      NovaCare O&P
   Holdings, Inc.                                                     value

   NovaCare Orthotics & Prosthetics    California            G        5,000,000 shares, $.10       689,681     NovaCare O&P
   West, Inc.                                                         par value                                Holding

   NovaCare Rehab Agency of Northern   California            G        9,000 common shares,           100       NovaCare, Inc.
   California, Inc.                                                   $1.00 par value                          (PA)

   NovaCare Rehab Agency of Oklahoma,  Oklahoma              G        1,000 common shares,          1,000      NovaCare, Inc.
   Inc.                                                               $.01 par value                           (PA)

   NovaCare Rehab Agency of Southern   California            G        9,000 common shares,           100       NovaCare, Inc.
   California, Inc.                                                   $1.00 par value                          (PA)

   NovaCare Rehab Agency of Virginia,  Virginia              G        1,000 common shaer,           1,000      NovaCare, Inc.
   Inc                                                                $.01 par value                           (PA)

   NovaCare Rehabilitation Agency of   Wisconsin             G        9,000 shares, $1.00 par        10        NovaCare, Inc.
   Wisconsin, Inc.                                                    value                                    (PA)

   NovaCare Rehab Agency of            Tennessee             G        1,000 common shares,          1,000      NovaCare, Inc.
   Tennessee, Inc.                                                    $.01 par value                           (PA)

   NovaCare Rehabilitation Hospital    Delaware              B        1,000 common shares,      1,000 Common   Rehab Systems
   of North Texas, Inc.                                               $1.00 par value                          Financial
                                                                      1,000 preferred shares                   Corporation
                                                                      $1.00 par value

   NovaCare Service Corp.              Delaware              G        1,000 common shares,          1,000      NovaCare, Inc. (DE)

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------
                                                                      $.01 par value

   NovaCare SMC, Inc.                  Maryland              G        1,000 shares, no par          1,000      Medical
                                                                      value                                    Rehabilitation
                                                                                                               Corporation of
                                                                                                               Maryland

   O & P Services Corp.                Delaware              G        1,000 Common Shares,           100       NovaCare O&P
                                                                      $.01 par value

   Ortho Rehab Associates, Inc.        Florida               G        1,000 common shares,           100       Mill River III,
                                                                      $1.00 par value                          Inc.

   Ortho-Care, Inc.                    California           --        500,000 shares, no par        5,000      NovaCare O&P West
                                                                      value

   Orthopedic and Sports Physical      California            G        100,000 common shares,        3,000      Mill River III,
   Therapy of Cupertino, Inc.                                         no par value                             Inc.

   OSI Midwest, Inc.                   Nebraska             --        10,000 common shares,         7,651      NovaCare O&P
                                                                      $1.00 par value                          Holdings

   Peters, Starkey & Todrank Physical  California            G        50,000 common shares,          91        Mill River III,
   Therapy Corporation                                                no par value                             Inc.

   Phoenix Limb Shop, Inc.             Arizona              --        1,000,000 common             98,947      NovaCare O&P West
                                                                      shares, no par value
                                                                      1,000,000 preferred
                                                                      shares, $1.00 par value

   Physical Focus Inc.                 Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Physical Rehabilitation Partners,   Louisiana             G        5,000 common shares, no      106.12      Mill River III,
   Inc.                                                               par value                                Inc.

   Physical Therapy Institute, Inc.    Louisiana             G        500 common shares, no          500       Mill River III,
                                                                      par value                                Inc.

   Physio West Rehabilitation          California            G        100,000 common shares,        1,000      NovaCare, Inc.
   Services, Inc.                                                     no par value                             (PA)

   Quad City Management, Inc.          Iowa                  G        100,000 common shares,        1,000      Mill River III, Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

                                                                      no par value

   R. Press, Inc. Orthotics and        Connecticut          --        5,000 shares, $10.00           100       NovaCare O&P East
   Prosthetics                                                        par value

   R.E. Huck Co.                       California           --        25,000 shares, $1.00          2,154      NovaCare O&P West
                                                                      par value

   RCI (Colorado), Inc.                Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (Exertec), Inc.                 Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (Illinois), Inc.                Delaware              G        100 common shares,             100       Mill River III,
                                                                      no par value                             Inc.

   RCI (Michigan), Inc.                Delaware              G        1,000 Shares, $.01 par        1,000      Mill River III,
                                                                      value                                    Inc.

   RCI (S.P.O.R.T.), Inc.              Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (WRS), Inc.                     Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI Nevada, Inc.                    Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Rebound Oklahoma, Inc.              Oklahoma              G        500 shares, $1.00 par          500       Mill River III,
                                                                      value                                    Inc.

   Redwood Pacific Therapies, Inc.     California            G        100,000 common shares,       15,120      Mill River III,
                                                                      no par value                             Inc.

   Rehab Advantage                     California            G        100,000 common shares,        1,000      NovaCare, Inc.
                                                                      no par value                             (PA)

   Rehab Concepts, Inc.                Florida               G        100 common shares,             75        NovaCare, Inc.
                                                                      $1.00 par value                          (PA)

   Rehab Managed Care of Arizona,      Delaware              B        1,000 common shares,           100       Rehab Systems
   Inc.                                                               $.01 par value                           Company

   Rehab Provider Network - Indiana,   Indiana               G        1,000 common shares,          1,000      Mill River III,
   Inc.                                                               $.01 par value                           Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Rehab Provider Network - Delaware,  Delaware              G        1,000 common shares,          1,000      Mill River III,
   Inc.                                                               $.01 par value                           Inc.

   Rehab Provider Network -            Louisiana             G        1,000 common shares,          1,000      Mill River III,
   Louisiana, Inc.                                                    $.10 par value                           Inc.

   Rehab Provider Network - New        New Jersey            G        1,000 common shares,          1,000      Mill River III,
   Jersey, Inc.                                                       $.01 par value                           Inc.

   Rehab Provider Network -            Pennsylvania          G        1,000 common shares,          1,000      Mill River III,
   Pennsylvania, Inc.                                                 $.01 par value                           Inc.

   Rehab Provider Network -            California            G        100 common shares, $.10        100       Mill River III,
   California, Inc.                                                   par value                                Inc.

   Rehab Provider Network              Florida               G        1,000 common shares,          1,000      Mill River III,
   of Florida, Inc.                                                   $.01 par value                           Inc.

   Rehab Systems Company               Delaware              B        1,000 shares, $.01 par        1,000      NovaCare, Inc.
                                                                      value                                    (DE)

   Rehab Systems Financial             Delaware              G        3,000 shares, $1.00 par        625       Rehab Systems
   Corporation                                                        value                                    Company
                                                                                                    1,000      Rehab Systems
                                                                                                               Company

   Rehab World, Inc.                   Delaware              G        1,000 common shares,          1,000      RHCA
                                                                      $.01 par value

   Rehab/Work Hardening Management     Pennsylvania          G        500 shares, no par             500       Mill River III,
   Associates, Ltd.                                                   value                                    Inc.

   RehabWorld of West Virginia, Inc.   West Virginia         G        5,000 common shares,          5,000      Rehab World, Inc.
                                                                      $1.00 par value

   Rehab. Therapy, Inc.                Colorado              G        100 common shares, no          100       NovaCare, Inc.
                                                                      par value                                (PA)

   RehabClinics (COAST), Inc.          Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics (New Jersey), Inc.     Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics (PTA), Inc.            Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   RehabClinics (SPT), Inc.            Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics Abilene, Inc.          Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics Dallas, Inc.           Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics, Inc.                  Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   Rehabilitation Corporation of       Virginia              B        10,000 common shares,         1,000      RHCA
   Virginia                                                           $.01 par value

   Rehabilitation Hospital             Delaware              B        1,000 common shares,          1,000      Rehab Systems
   Corporation of America                                             $.01 par value                           Company

   Rehabilitation Services, Inc.       California           --        1,000 shares, $1.00 par        500       NovaCare O&P West
                                                                      value

   Rehabilitation Services             Wisconsin             G        2,800 common shares, no        100       NovaCare, Inc.
   of Wisconsin, Inc.                                                 par value                                (PA)

   Rehabilitation Systems              Illinois              G        250,000 common shares,        1,000      NovaCare, Inc.
   of Illinois Clinics, Inc.                                          $1 par value                             (PA)

   Rex McKinney, C.P.O., Ltd.          Kansas               --        200,000 Class A               2,000      NovaCare O&P East
                                                                      preferred shares, $1         Class A
                                                                      par value                    Common
                                                                      300,000 Class B
                                                                      preferred shares, $1
                                                                      par value
                                                                      100,000 Class A common
                                                                      shares, $1 par value
                                                                      100,000 Class B
                                                                      preferred shares, $1
                                                                      par value

   Robert M. Bacci, R.P.T. Physical    California            G        100,000 shares                5,000      Mill River III,
   Therapy, Inc.                                                      no par value                             Inc.

   S.T.A.R.T., Inc.                    Massachusetts         G        12,500 common shares,          200       Mill River III,
                                                                      no par value                             Inc.

   Savannah Orthotics, Inc.            Georgia              --        10,000 common shares,          200       NovaCare O&P East

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

                                                                      no par value

   SG Rehabilitation Agency, Inc.      Pennsylvania          G        100,000 common shares,         100       NovaCare, Inc.
                                                                      $10.00 par value                         (PA)

   SG Speech Associates,               Pennsylvania          G        100,000 common shares,         100       NovaCare, Inc.
   Inc.                                                               $10.00 par value                         (PA)

   South Carolina Center for           South                --        10,000 shares, no par
   Rehabilitation, Inc.                Carolina                       value

   Southwest Medical Supply Company    New Mexico            G        10,000 common shares,        10,000      Mill River III,
                                                                      $1.00 par value                          Inc.

   Southwest Physical Therapy, Inc.    New Mexico            G        500,000 shares,              12,500      Mill River III,
                                                                      no par value                             Inc.

   Southwest Therapists, Inc.          New Mexico            G        5 common shares, no par         5        Mill River III,
                                                                      value                                    Inc.

   Sporthopedics Sports and Physical   California            G        10,000 common shares,         8,000      Mill River III,
   Therapy Centers, Inc.                                              no par value                             Inc.

   Sports Therapy and Arthritis        Delaware              G        1,000 common shares,          1,000      Mill River III,
   Rehabilitation, Inc.                                               $.01 par value                           Inc.

   Star Physical Therapy Inc.          Florida               G        1,000 shares, $1.00 par        60        Mill River III,
                                                                      value                                    Inc.

   Stephenson-Holtz, Inc.              California            G        100,000 common shares        10,000      Mill River III,
                                                                      no par value                             Inc.

   The Center for Physical Therapy     New Mexico            G        500,000 shares, no par        1,000      Mill River III,
   and Rehabilitation, Inc.                                           value                                    Inc.

   Theodore Dashnaw Physical Therapy,  California            G        100 common shares, no          30        Mill River III,
   Inc.                                                               par value                                Inc.

   Thornton Orthopedic, Inc. of        Colorado             --        100 common shares,         100 common    NovaCare O&P
   Boulder                                                            $200 par value               shares,
                                                                      100 common shares, no    $200 par value
                                                                      par value
                                                                      1,000 preferred
                                                                      shares, no par value
                                                                      10,000 common shares,
                                                                      $.10 par value
                                                                      10,000 preferred
                                                                      shares, $.10 par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   NovaCare Tri-State Regional         Indiana               B        1,000 common shares, no       1,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      par value                                Financial
                                                                      1,000 preferred shares,                  Corporation
                                                                      no par value

   Tucson Regional Rehabilitation      Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Hospital, Inc.                                                     $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Union Square Center for             California            G        1,000 shares, no par           500       Mill River III,
   Rehabilitation & Sports Medicine,                                  value                                    Inc.
   Inc.

   Vanguard Rehabilitation, Inc.       Arizona               G        1,000,000 common             64,500      Mill River III,
                                                                      shares, $1.00 par value                  Inc.

   Wayzata Physical Therapy Center,    Minnesota             G        2,500 common shares, no       1,000      Mill River III,
   Inc.                                                               par value                                Inc.

   Webb's - K.E. Karlson Co.           Oregon               --        1,000 common shares, no        705       NovaCare O&P West
                                                                      par value

   NovaCare Outpatient Rehabilitation  Kansas                G        100,000 common shares,        1,250      Mid-Kansas Therapy
   I, Inc.                                                            no par value                             Services, Inc.

   West Suburban Health Partners,      Minnesota             G        25,000 common shares,          990       Mill River III,
   Inc.                                                               $1.00 par value                          Inc.

   West Virginia Rehabilitation        West Virginia         B        5,000 shares, $1.00 par    800 Class R   Rehab Systems
   Hospital, Inc.                                                     value                                    Company

   West Virginia Rehabilitation        Pennsylvania         --        100 Class A common         90 Class A    RHCA
   Services, Inc.                                                     shares, $.01 par value     10 Class B
                                                                      100 Class B common
                                                                      shares, $.01 par value

   Western Rehab Services, Inc.        Arizona               G        100,000 common shares,        1,000      NovaCare, Inc.
                                                                      no par value                             (PA)

   Worker Rehabilitation Services,     Illinois             --        10,000 common shares,                    RCI (WRS), Inc.
   Inc.                                                               no par value                             (60%)

   Young's Orthopedic Service, Inc.    California           --        10,000 shares, no par         5,000      NovaCare O&P West
                                                                      value

   II.  PARTNERSHIP INTERESTS
        ---------------------

                              Name                               Jurisdiction             Partnership Interest
                              ----                               ------------             --------------------

   Northwest Suburban Worker Rehabilitation Services Limited     Illinois           66 2/3% owned by RCI (WRS), Inc.
   Partnership

   West Suburban Worker Rehabilitation                           Illinois           66 2/3% owned by RCI (WRS), Inc.
   Services Limited Partnership

   Galaxy North Limited Partnership                              Illinois           60% owned by RCI (S.P.O.R.T.), Inc.

   Galaxy West Limited Partnership                               Illinois           60% owned by RCI (S.P.O.R.T.), Inc.

   Land Park Physical Therapy                                    California         50% owned by Mill River III, Inc.
                                                                                    50% owned by Union Square Center for
                                                                                    Rehabilitation & Sports Medicine, Inc.

   Advanced Orthopedic Services, Ltd.                            Texas              99% limited partnership interest owned by
                                                                                    RehaClinics Dallas, Inc.
                                                                                    who is also the general partner
                                                                                    1% limited partnership interest owned by
                                                                                    Mill River III, Inc.

   McFarlen & Associates I                                       Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates II                                      Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates III                                     Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates IV                                      Texas              99.9% owned by OSI Midwest, Inc.

   Orthomedics - Voner (Rancho)                                  California         50% owned by NovaCare Orthotics & Prosthetics
                                                                                    Holdings, Inc.

   Orthomedics - Voner (Whittier)                                California         50% owned by NovaCare Orthotics & Prosthetics
                                                                                    Holdings, Inc.

   III.  Options to Purchase

   1. RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker Rehabilitation Services, Inc., an Illinois Corporation ("WRS").
           WRS is a general and limited partner of Northwest Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

   2. RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker Rehabilitation Services, Inc., an Illinois Corporation ("WRS").
           WRS is a general and limited partner of West Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

   3. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy North Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

   4. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy Worth Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

   5. Orthomedics - Voner (Rancho), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.

   6. Orthomedics - Voner (Whittier), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.

                                   EXHIBIT E

                             EXHIBIT 1.01 (P)(1)(E)

                                                  [TO BE USED IF POOLING
                                                  CONSIDERATION IS
                                                  LESS THAN $250 MILLION]



                     PERMITTED POOLINGS NOTICE CERTIFICATE



                           ____________________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265

Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May ___, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (E) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

                          (b)     The Proposed Pooling is scheduled to close
                                   on __________________, 19___
                                   (the "Pooling Date").

                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ____________________________________________.

                 (2)      (A)     Pooling Consideration (Clauses (A) and (E) of
                                  definition of Permitted Pooling).  The
                                  Proposed Pooling shall be accounted for under GAAP

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2

                 as a "pooling of interests." The consideration to be paid by the Loan Parties in connection with the Proposed Pooling consists solely of shares of stock of NovaCare, cash payments in lieu of fractional shares and cash payments to dissenting shareholders. The Pooling Consideration is $________ which is less than $250,000,000, the maximum Pooling Consideration permitted under clause (E) of the definition of Permitted Pooling. The Pooling Consideration is computed as follows:

      (i)      NovaCare is issuing shares of its capital stock as follows:

                                                                                  Market Value
                                                                                  Per Share as
                                                                                  of ________,
                                                                                  19__ (must
                                                                                  be within 120
                                                    #                             days of the             Total
                                  Class          Shares           Issue           Pooling Date)           Value
                                  -----          ------           -----           -------------           -----
                                                                                                         $
                                  ----------     ----------       ----------      -------------           -------
                                                                                                         $
                                  ----------     ----------       ----------      -------------           -------
                                                 Total                                                   $
                                                                                                          =======

                                  (ii)     Cash in lieu of fractional shares or with respect to
                                           dissenters' rights to the extent that the amount thereof
                                           can be determined on or before the date which is fifteen
                                           (15) Business Days prior to the Pooling Date                  $
                                                                                                          -------

                                  (iii)    Sum of (i) and (ii) (must be less than or equal to
                                            $250,000,000)                                                $
                                                                                                          =======

                          (B)     Permitted Pooling Compliance.   (Clause (L)
                                  of the definition of Permitted Pooling) On the Pooling Date and after giving effect to the proposed acquisition, the Pooling Consideration, when aggregated with the Pooling Consideration of all other Permitted Poolings which occurred during the period beginning on the Effective Date through and including the date of determination, is $____________, which is less than or equal to the amount of $500,000,000.

                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of _______________________________________________. ________% (must exceed 70%)
of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business. The balance of such net revenues, _____%, were derived from rehabilitation services businesses other than the ownership or operation of acute care facilities or the sale, distribution or

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3

manufacture of pharmaceutical products, except that up to $1 million of such net revenues may have been derived from sources other than rehabilitation services.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                              Is the
                                                            Person who                        Entity
                                         Type of            holds its                         Joining
                                         Entity and         Stock or         Percentage       the
                                         Jurisdic-          other            of total         Credit
                          Name of        tion of            ownership        ownership        Agreement
                          Entity         Organization       Interests        held             (yes/no)
                          ------         ------------       ---------        ----             --------

                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------

We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (E) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Pooling Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be _________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4

                                  Period                            Ratio
                                  ------                            -----
                                  Closing Date through
                                  June 30, 1995                     .55 to 1.0

                                  July 1, 1995 and
                                  thereafter                        .50 to 1.0

                                  (a)      Consolidated Funded Debt, the
                                           numerator of the foregoing ratio, is
                                           determined as follows:

                                           Indebtedness of NovaCare and its
                                           Subsidiaries to persons other than
                                           NovaCare and its Subsidiaries on the
                                           Pooling Date in respect of, without
                                           duplication:

                                           (i)     Borrowed money                                                           $
                                                                                                                             -------
                                           (ii)    Amounts raised under or liabilities in respect of any note
                                                   purchase or acceptance credit facility                                   $
                                                                                                                             -------
                                           (iii)   Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor
                                                   agreement or other interest rate management device                       $
                                                                                                                             -------
                                           (iv)    Other transactions (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a
                                                   promissory note)                                                         $
                                                                                                                             -------
                                           (v)     Any guaranty of indebtedness for borrowed money                          $
                                                                                                                             -------
                                           (vi)    Sum of (i) through (v) equals Consolidated Funded Debt                   $
                                                                                                                             -------

                                  (b)      Capitalization, the denominator of
                                           the foregoing ratio, is determined
                                           as follows as of the Pooling Date:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5

                                           (i)     Consolidated Funded Debt (amount from clause (vi) of Paragraph
                                                   (a) above)                                                               $
                                                                                                                             -------
                                           (ii)    Consolidated Net Worth, which is total stockholders' equity of
                                                   NovaCare and its Subsidiaries as of the Pooling Date                     $
                                                                                                                             -------
                                           (iii)   Sum of (i) and (ii) equals Capitalization                                $
                                                                                                                             -------

                          (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Pooling Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Pooling Date is _______ to 1.0. Such ratio must not be more than the following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  July 1, 1994 through
                                  June 30, 1995                              3.00 to 1.00

                                  July 1, 1995 through
                                  June 30, 1996                              2.75 to 1.00

                                  July 1, 1996 and
                                  thereafter                                 2.50 to 1.00

                          (a)     Consolidated Funded Debt, the numerator of the foregoing ratio (amount from
                                  clause (vi) of Paragraph 6(A)(a) above)                                                   $
                                                                                                                             -------
                          (b)     Consolidated Cash Flow from Operations, the
                                  denominator of the foregoing ratio, for the
                                  four fiscal quarters ending immediately prior
                                  to the Pooling Date is determined as follows:

                                  (i)      Net Income                                                                       $
                                                                                                                             -------
                                  (ii)     Depreciation                                                                     $
                                                                                                                             -------
                                  (iii)    Amortization                                                                     $
                                                                                                                             -------
                                  (iv)     Other non-cash charges to net income                                             $
                                                                                                                             -------
                                  (v)      Interest Expense                                                                 $
                                                                                                                             -------
                                  (vi)     Income Tax Expense                                                               $
                                                                                                                             -------
                                  (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)                                      $
                                                                                                                             -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6


                                  (viii)   Non-cash credits to net income                                                   $
                                                                                                                             -------
                                  (ix)     Item (vii) reduced by item (viii) equals Consolidated Cash Flow from
                                           Operations                                                                       $
                                                                                                                            -------

                 (7)      Indebtedness Assumed (Sections 8.02(a)(vii)).

                          (c) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:

                                                                             Collateral
                                                        Entity which         security
                                                        will be liable       securing the      Amount
                                                        therefor after       Indebtedness      of
                                  Creditor              Pooling              (if any)          Indebtedness
                                  --------              -------              --------          ------------

                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------

                                                        Total                                  $
                                                                                                =======

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (d) Aggregate Limit (Section 8.02(a)(vii)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                  (i)      Total from paragraph (a) above                                                  $
                                                                                                                            --------


                                  (ii)     Indebtedness either (1) previously
                                           assumed by acquiring Loan Parties in
                                           Permitted Poolings during the
                                           current fiscal year, or (2) of
                                           Pooling Partners and their
                                           Subsidiaries whose stock or other
                                           ownership interests were previously
                                           acquired in Permitted Poolings
                                           during the current fiscal year,
                                           including, in the case of both (1)
                                           and (2), any Indebtedness which has
                                           been repaid since the date of the
                                           pooling as well as debt which
                                           remains outstanding on the date of
                                           this certificate:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7

                                  Loan Party
                                  which assumed                         Collateral
                                  Indebtedness or                       securing
                                  Pooling Partner         Date of       the
                                  whose stock             Permitted     Indebted-             Amount of
                                  was acquired            Pooling       ness (if any)         Indebtedness
                                  ------------            -------       -------------         ------------
                                                                                                $
                                  ----------------        ----------    -------------            --------------
                                                                                                $
                                  ----------------        ----------    -------------            --------------
                                                                                                $
                                  ----------------        ----------    -------------            --------------

                                  Total                                                         $
                                                                                                 --------------

                                  (iii)    Sum of (i) plus (ii) (may not exceed $100,000,000)   $
                                                                                                 ==============

                          (e) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                            Future Minimum
                                  Lessor                         Expiration Date            Lease Payments
                                  ------                         ---------------            --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------

                                                                 Total                      $
                                                                                             =============

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                                        NOVACARE, INC.

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                               LIST OF ENCLOSURES


                 NovaCare is enclosing the following with this Certificate:

                                                                                                                            Check if
                                                                                                                            Enclosed
                                                                                                                            --------

                 1.       Joinder documentation described in Paragraph 5
                                                                                                                            --------
                 2.       Agreements governing assumed Indebtedness described in Paragraph 7(a)
                                                                                                                            --------
                 3.       Financial Statements of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(i)
                                                                                                                            --------
                 4.       Financial projections of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(ii)
                                                                                                                            --------
                 5.       Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                                                            --------

                                  ENCLOSURE #2

                        ASSUMED INDEBTEDNESS AGREEMENTS

                 NovaCare to attach agreements governing assumed Indebtedness described in Paragraph 7(a).

                                   EXHIBIT F


                                               [TO BE USED IF (I) POOLING
                                               CONSIDERATION EXCEEDS $250
                                               MILLION AND (II) NOVACARE HAS
                                               NOT MADE ANY OTHER POOLINGS FOR
                                               CONSIDERATION EXCEEDING $250
                                               MILLION DURING CURRENT FISCAL
                                               YEAR]


                             EXHIBIT 1.01(P)(1)(F)

                PERMITTED POOLINGS APPROVAL CERTIFICATE - AGENT



                           ____________________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May ___, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (F) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

 (b)     The Proposed Pooling is scheduled to close on __________________, 19___
                                                           (the "Pooling Date").

                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ____________________________________________.

                 (2)      (A)     Pooling Consideration (Clauses (A) and (F) of
                                  definition of Permitted Pooling).  The
                                  Proposed Pooling shall be accounted for under GAAP as a "pooling of interests." The consideration to be paid by the Loan Parties in connection with the Proposed Pooling consists solely of shares of stock of NovaCare, cash payments in lieu of fractional shares and cash payments to dissenting shareholders. The Pooling Consideration is
                                  $________ which is more than $250,000,000.
                                  The Pooling Consideration is computed as follows:

            (i)      NovaCare is issuing shares of its capital stock as follows:

                                                                                  Market Value
                                                                                  Per Share as
                                                                                  of ________,
                                                                                  19__ (must
                                                                                  be within 120
                                                    #                             days of the               Total
                                  Class          Shares           Issue           Pooling Date)             Value
                                  -----          ------           -----           -------------             -----
                                                                                                           $
                                  ----------     ----------       ----------      -------------            --------
                                                                                                           $
                                  ----------     ----------       ----------      -------------             -------

                                                 Total                                                     $
                                                                                                            =======

                                  (ii)     Cash in lieu of fractional shares or with respect to dissenters' rights to the extent that the amount thereof can be determined on or before the
                                           date which is fifteen (15) Business Days prior to the Pooling Date               $
                                                                                                                             -------

                                  (iii)    Sum of (i) and (ii) (must be less than or equal to $250,000,000)                 $
                                                                                                                             =======

                          (B) Permitted Pooling Compliance. (Clause (L) of the definition of Permitted Pooling) On the Pooling Date and after giving effect to the proposed acquisition, the Pooling Consideration, when aggregated with the Pooling Consideration of all other Permitted Poolings which occurred during the period beginning on the Effective Date through and including the date of determination, is $______, which is less than or equal to the amount of $500,000,000.

                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of
________________________________________________________________________.
________% (must exceed 70%) of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business. The balance of such net revenues, _____%, were derived from rehabilitation

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3

services businesses other than the ownership or operation of acute care facilities or the sale, distribution or manufacture of pharmaceutical products, except that up to $1 million of such net revenues may have been derived from sources other than rehabilitation services.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                              Is the
                                                            Person who                        Entity
                                         Type of            holds its                         Joining
                                         Entity and         Stock or         Percentage       the
                                         Jurisdic-          other            of total         Credit
                          Name of        tion of            ownership        ownership        Agreement
                          Entity         Organization       Interests        held             (yes/no)
                          ------         ------------       ---------        ----             --------

                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------

We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (F) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Pooling Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be _________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4

                           Period                                     Ratio
                           ------                                     -----
                           Closing Date through
                           June 30, 1995                              .55 to 1.0

                           July 1, 1995 and
                           thereafter                                 .50 to 1.0

                           (a) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                                     Indebtedness of NovaCare and its
                                     Subsidiaries to persons other than
                                     NovaCare and its Subsidiaries on the
                                     Pooling Date in respect of, without
                                     duplication:

                                    (i)     Borrowed money                                                           $
                                                                                                                      -------
                                    (ii)    Amounts raised under or liabilities in respect of any note
                                            purchase or acceptance credit facility                                   $
                                                                                                                      -------
                                    (iii)   Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor
                                            agreement or other interest rate management device                       $
                                                                                                                      -------
                                    (iv)    Other transactions (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a
                                            promissory note)                                                         $
                                                                                                                      -------
                                    (v)     Any guaranty of indebtedness for borrowed money                          $
                                                                                                                      -------
                                    (vi)    Sum of (i) through (v) equals Consolidated Funded Debt                   $
                                                                                                                      -------

                           (b)      Capitalization, the denominator of
                                    the foregoing ratio, is determined
                                    as follows as of the Pooling Date:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5

                                           (i)     Consolidated Funded Debt (amount from clause (vi) of Paragraph
                                                   (a) above)                                                               $
                                                                                                                             -------
                                           (ii)    Consolidated Net Worth, which is total stockholders' equity of NovaCare
                                                   and its Subsidiaries as of the Pooling Date                              $
                                                                                                                             -------
                                           (iii)   Sum of (i) and (ii) equals Capitalization                                $
                                                                                                                             -------

                 (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Pooling Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Pooling Date is _______ to
                          1.0. Such ratio must not be more than the following ratios for the following periods:

                          Period                                    Ratio
                          ------                                    -----
                          July 1, 1994 through
                          June 30, 1995                             3.00 to 1.00

                          July 1, 1995 through
                          June 30, 1996                             2.75 to 1.00

                          July 1, 1996 and
                          thereafter                                2.50 to 1.00


                          (a)     Consolidated Funded Debt, the numerator of the foregoing ratio (amount from
                                  clause (vi) of Paragraph 6(A)(a) above)                                                   $
                                                                                                                             -------
                          (b)     Consolidated Cash Flow from Operations, the
                                  denominator of the foregoing ratio, for the
                                  four fiscal quarters ending immediately prior
                                  to the Pooling Date is determined as follows:

                                  (i)      Net Income                                                                       $
                                                                                                                             -------
                                  (ii)     Depreciation                                                                     $
                                                                                                                             -------
                                  (iii)    Amortization                                                                     $
                                                                                                                             -------
                                  (iv)     Other non-cash charges to net income                                             $
                                                                                                                             -------
                                  (v)      Interest Expense                                                                 $
                                                                                                                             -------
                                  (vi)     Income Tax Expense                                                               $
                                                                                                                             -------
                                  (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)                                      $
                                                                                                                             -------
                                  (viii)   Non-cash credits to net income                                                   $
                                                                                                                             -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6


                                  (ix)     Item (vii) reduced by item (viii) equals
                                           Consolidated Cash Flow from Operations                                           $
                                                                                                                             -------

                 (7)      Indebtedness Assumed (Sections 8.02(a)(vii)).

                          (c) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:

                                                                             Collateral
                                                        Entity which         security
                                                        will be liable       securing the      Amount
                                                        therefor after       Indebtedness      of
                                  Creditor              Pooling              (if any)          Indebtedness
                                  --------              -------              --------          ------------

                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                        Total                                  $
                                                                                                =======

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (d) Aggregate Limit (Section 8.02(a)(vii)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                  (i)      Total from paragraph (a) above                                                  $
                                                                                                                            --------

                                  (ii)     Indebtedness either (1) previously
                                           assumed by acquiring Loan Parties in
                                           Permitted Poolings during the
                                           current fiscal year, or (2) of
                                           Pooling Partners and their
                                           Subsidiaries whose stock or other
                                           ownership interests were previously
                                           acquired in Permitted Poolings
                                           during the current fiscal year,
                                           including, in the case of both (1)
                                           and (2), any Indebtedness which has
                                           been repaid since the date of the
                                           pooling as well as debt which
                                           remains outstanding on the date of
                                           this certificate:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7

                                  Loan Party
                                  which assumed                         Collateral
                                  Indebtedness or                       securing
                                  Pooling Partner         Date of       the
                                  whose stock             Permitted     Indebted-                   Amount of
                                  was acquired            Pooling       ness (if any)               Indebtedness
                                  ------------            -------       -------------               ------------

                                                                                                     $
                                  ----------------        ----------    -------------                 ------------
                                                                                                     $
                                  ----------------        ----------    -------------                 ------------
                                                                                                     $
                                  ----------------        ----------    -------------                 ------------

                                  Total                                                              $
                                                                                                      ------------

                                  (iii)    Sum of (i) plus (ii) (may not exceed                      $
                                            $100,000,000)                                             ------------

                          (e) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) which (i) will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                               Future Minimum
                                     Lessor                         Expiration Date            Lease Payments
                                     ------                         -----------                --------------
                                     ----------------------         ---------------            --------------
                                     ----------------------         ---------------            --------------
                                     ----------------------         ---------------            --------------
                                                                    Total                      $
                                                                                                =============

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                             NOVACARE, INC.


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

ACKNOWLEDGED AND AGREED TO
THIS _____ DAY OF ____________, 19___

PNC BANK, NATIONAL ASSOCIATION,
as Agent



By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

                               LIST OF ENCLOSURES


                 NovaCare is enclosing the following with this Certificate:

                                                                                                                            Check if
                                                                                                                            Enclosed
                                                                                                                            --------

                 1.       Joinder documentation described in Paragraph 5
                                                                                                                            --------
                 2.       Agreements governing assumed Indebtedness described in Paragraph 7(a)
                                                                                                                            --------
                 3.       Financial Statements of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(i)
                                                                                                                            --------
                 4.       Financial projections of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(ii)
                                                                                                                            --------
                 5.       Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                                                            --------

                                   EXHIBIT G


          [TO BE USED IF (I) POOLING CONSIDERATION EXCEEDS $250 MILLION AND (II) NOVACARE HAS MADE ONE OR MORE POOLINGS FOR CONSIDERATION EXCEEDING $250
                                             MILLION DURING CURRENT FISCAL YEAR]



                             EXHIBIT 1.01(P)(1)(G)

            PERMITTED POOLINGS APPROVAL CERTIFICATE - REQUIRED BANKS



                           ____________________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May ___, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (G) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

                          (b) The Proposed Pooling is scheduled to close on __________________, 19___ (the "Pooling
                                  Date").

                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ____________________________________________.

                 (2)      (A)     Pooling Consideration (Clauses (A) and (G) of
                                  definition of Permitted Pooling).  The
                                  Proposed Pooling shall be accounted for under GAAP as a "pooling of interests." The consideration to be paid by the Loan Parties in connection with the Proposed Pooling consists solely of shares of stock of NovaCare, cash payments in lieu of fractional shares and cash payments to dissenting shareholders. The Pooling Consideration is
                                  $________ which exceeds $250,000,000. The
                                  Pooling Consideration is computed as follows:

                                  (i)      NovaCare is issuing shares of its
                                           capital stock as follows:

                                                                                  Market Value
                                                                                  Per Share as
                                                                                  of ________,
                                                                                  19__ (must
                                                                                  be within 120
                                                    #                             days of the             Total
                                  Class          Shares           Issue           Pooling Date)           Value
                                  -----          ------           -----           -------------           -----

                                                                                                         $
                                  ----------     ----------       ----------      -------------           -------
                                                                                                         $
                                  ----------     ----------       ----------      -------------           -------

                                                 Total                                                   $
                                                                                                          =======

                                  (ii)     Cash in lieu of fractional shares or with respect to
                                           dissenters' rights to the extent that the amount thereof
                                           can be determined on or before the date which is fifteen
                                           (15) Business Days prior to the Pooling Date                  $
                                                                                                          -------
                                  (iii)    Sum of (i) and (ii) (must be less than or equal to
                                           $250,000,000)                                                 $
                                                                                                          =======

                          (B) Permitted Pooling Compliance (Clause (L) of the definition of Permitted Pooling) On the Pooling Date and after giving effect to the proposed acquisition, the Pooling
                                  Consideration, when aggregated with the
                                  Pooling Consideration of all other Permitted
                                  Poolings which occurred during the period beginning on the Effective Date through and including the date of determination, is $___________, which is less than or equal to the amount of $500,000,000.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3

                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of ______________________________________. ________% (must exceed 70%) of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business. The balance of such net revenues, _____%, were derived from rehabilitation services businesses other than the ownership or operation of acute care facilities or the sale, distribution or manufacture of pharmaceutical products, except that up to $1 million of such net revenues may have been derived from sources other than rehabilitation services.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                              Is the
                                                            Person who                        Entity
                                         Type of            holds its                         Joining
                                         Entity and         Stock or         Percentage       the
                                         Jurisdic-          other            of total         Credit
                          Name of        tion of            ownership        ownership        Agreement
                          Entity         Organization       Interests        held             (yes/no)
                          ------         ------------       ---------        ----             --------

                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------

We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (G) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4


                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Pooling Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be _________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1995                              .55 to 1.0

                                  July 1, 1995 and
                                  thereafter                                 .50 to 1.0

                                  (a)      Consolidated Funded Debt, the
                                           numerator of the foregoing ratio,
                                           is determined as follows:

                                           Indebtedness of NovaCare and its
                                           Subsidiaries to persons other than
                                           NovaCare and its Subsidiaries on the
                                           Pooling Date in respect of, without
                                           duplication:

                                           (i)     Borrowed money                                                          $
                                                                                                                            -------

                                           (ii)    Amounts raised under or liabilities in respect of any note
                                                   purchase or acceptance credit facility                                  $
                                                                                                                            -------

                                           (iii)   Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor
                                                   agreement or other interest rate management device                      $
                                                                                                                            -------

                                           (iv)    Other transactions (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a
                                                   promissory note)                                                        $
                                                                                                                            -------

                                           (v)     Any guaranty of indebtedness for borrowed money                         $
                                                                                                                            -------

                                           (vi)    Sum of (i) through (v) equals Consolidated Funded Debt                  $
                                                                                                                            -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5

                                  (b)      Capitalization, the denominator of
                                           the foregoing ratio, is determined
                                           as follows as of the Pooling Date:

                                           (i)     Consolidated Funded Debt (amount from clause (vi) of Paragraph
                                                   (a) above)                                                              $
                                                                                                                            -------

                                           (ii)    Consolidated Net Worth, which is total stockholders' equity of
                                                   NovaCare and its Subsidiaries as of the Pooling Date                    $
                                                                                                                            -------

                                           (iii)   Sum of (i) and (ii) equals Capitalization                               $
                                                                                                                            -------

                          (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Pooling Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Pooling Date is _______ to 1.0. Such ratio must not be more than the following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  July 1, 1994 through
                                  June 30, 1995                              3.00 to 1.00

                                  July 1, 1995 through
                                  June 30, 1996                              2.75 to 1.00

                                  July 1, 1996 and
                                  thereafter                                 2.50 to 1.00

                          (a)     Consolidated Funded Debt, the numerator of the foregoing ratio (amount from
                                  clause (vi) of Paragraph 6(A)(a) above)                                                   $
                                                                                                                             -------

                          (b) Consolidated Cash Flow from Operations, the denominator of the foregoing ratio, for the four fiscal quarters ending immediately prior to the Pooling Date is determined as follows:

                                  (i)      Net Income                                                                       $
                                                                                                                             -------

                                  (ii)     Depreciation                                                                     $
                                                                                                                             -------

                                  (iii)    Amortization                                                                     $
                                                                                                                             -------

                                  (iv)     Other non-cash charges to net income                                             $
                                                                                                                             -------

                                  (v)      Interest Expense                                                                 $
                                                                                                                             -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6

                                  (vi)     Income Tax Expense                                                               $
                                                                                                                             -------

                                  (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)                                      $
                                                                                                                             -------

                                  (viii)   Non-cash credits to net income                                                   $
                                                                                                                             -------

                                  (ix)     Item (vii) reduced by item (viii) equals Consolidated Cash Flow from
                                           Operations                                                                       $
                                                                                                                             -------

                 (7)      Indebtedness Assumed (Sections 8.02(a)(vii)).

                          (c) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:

                                                                             Collateral
                                                        Entity which         security
                                                        will be liable       securing the      Amount
                                                        therefor after       Indebtedness      of
                                  Creditor              Pooling              (if any)          Indebtedness
                                  --------              -------              --------          ------------

                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------
                                                                                               $
                                  ----------------      --------------       ----------         -------

                                                        Total                                  $
                                                                                                =======

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (d) Aggregate Limit (Section 8.02(a)(vii)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                  (i)      Total from paragraph (a) above                                                   $
                                                                                                                             -------

                                  (ii)     Indebtedness either (1) previously assumed by acquiring Loan Parties in
                                           Permitted Poolings during the current fiscal year, or (2) of Pooling
                                           Partners and their Subsidiaries whose stock or other ownership interests were previously acquired in Permitted Poolings during the current fiscal year, including, in the case of both (1) and (2), any Indebtedness which has been repaid since the date of the pooling as well as debt which

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7

                                        remains outstanding on the date of this
                                        certificate:

                                  Loan Party
                                  which assumed                         Collateral
                                  Indebtedness or                       securing
                                  Pooling Partner         Date of       the
                                  whose stock             Permitted     Indebted-              Amount of
                                  was acquired            Pooling       ness (if any)          Indebtedness
                                  ------------            -------       -------------          ------------

                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------

                                  Total                                                        $
                                                                                                ----------

                                  (iii)    Sum of (i) plus (ii) (may not exceed $100,000,000)                               $
                                                                                                                             -------

                          (e) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                            Future Minimum
                                  Lessor                         Expiration Date            Lease Payments
                                  ------                         ----------------           --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------
                                                                 Total                      $
                                                                                             =============

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                                                   NOVACARE, INC.


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                 NovaCare is enclosing the following with this Certificate:

                 1.       Joinder documentation described in Paragraph 5
                                                                                                                            --------
                 2.       Agreements governing assumed Indebtedness described in Paragraph 7(a)
                                                                                                                            --------
                 3.       Financial Statements of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(i)
                                                                                                                            --------
                 4.       Financial projections of the Pooling Partner and its Subsidiaries described in Paragraph
                          8(ii)
                                                                                                                            --------
                 5.       Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                                                            --------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9

                                    ACKNOWLEDGED AND AGREED TO BY EACH BANK
                                    WHICH HAS EXECUTED THIS CERTIFICATE
                                    BELOW AS OF THE _________ DAY OF
                                    _____________________, 19___.


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CORESTATES BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    MELLON BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONSBANK OF NORTH CAROLINA, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 10

                                    NATIONAL WESTMINSTER BANK USA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FLEET BANK OF MASSACHUSETTS, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   EXHIBIT H

                                               [TO BE USED FOR CERTAIN PERMITTED
                                               PURCHASES]


                               EXHIBIT 1.01(P)(2)

                   PERMITTED PURCHASES APPROVAL CERTIFICATE -
                                 REQUIRED BANKS


                             _______________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May _____, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (D) of the definition of Permitted Purchase contained in Section 1.01 of the Credit Agreement in connection with the proposed purchase transaction described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, ______________, [President/Chief Executive Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Permitted Purchase. NovaCare desires that ____________________ [List Loan Party(s) that will be making the Acquisition] (the "Acquiring Loan Party") [acquire the assets/acquire the stock or other ownership interest/merge with/or merge into] ____________________ [Insert name of entity whose assets are being acquired or whose stock or other ownership interest is being acquired] (the "Seller") (the "Acquisition").

                          (i)     The Seller is ____________________ [type of
                                  entity and jurisdiction of organization].

                          (ii) The Acquisition is scheduled to close on ____________________, 19___ (the "Purchase
                                  Date").

                          (iii) The assets and businesses of the Seller are located in ____________________ [list locations and describe assets or business in those locations].

                          (iv)    The Acquisition shall be an [Asset
                                  Acquisition/Stock Acquisition] (see Section
                                  1.01 of the Credit Agreement for definition of these terms).

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2

                 (2) Purchase Price; Assumed Indebtedness. (Clause (D) of definition of Permitted Purchase).

                          (A) Purchase Price. The Purchase Price in connection with the proposed Acquisition is $_______________ computed in accordance with GAAP as set forth below.

                                  (i)      Cash to be paid at Closing                                                     $
                                                                                                                           -------

                                  (ii)     Amount of deferred payments                                                    $
                                                                                                                           -------

                                  (iii)    Stock, securities or other consideration to be given by Loan Parties
                                           (describe):  ____________________                                              $
                                                                                                                           -------


                                  (iv)     Other amounts to be added or subtracted (describe):  _________________         $
                                                                                                                           -------

                                           Total                                                                          $
                                                                                                                           =======

                          (B) Assumed Indebtedness - This Acquisition. The following is a list of (1) the Indebtedness to be assumed by the Loan Parties in connection with the Acquisition, and (2) the Indebtedness of the Seller which shall remain outstanding following the Acquisition (this number (2) applies only if the Acquisition is a Stock Acquisition):

                                                                             Collateral
                                                                             security
                                                        Obligor              securing the
                                                        on the               Indebtedness      Amount of
                                  Creditor              Indebtedness         (if any)          Indebtedness
                                  --------              ------------         --------          ------------

                                  ----------------      --------------       ----------        $
                                                                                                -------
                                  ----------------      --------------       ----------        $
                                                                                                -------
                                  ----------------      --------------       ----------        $
                                                                                                -------
                                                        Total                                  $
                                                                                                =======

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (C) Assumed Indebtedness - Aggregate Limitations (Section 8.02(a)(vi)). The amount of Indebtedness of the Loan Parties described in
                                  Section 8.02(a)(vi) of the Credit Agreement shall be $__________ on the Purchase Date which is less than $20,000,000, the maximum permitted amount. The amount of such Indebtedness is computed as follows:

                                  (i)      Purchase Money Security Interests entered into in the ordinary course of
                                           business                                                                        $
                                                                                                                            -------


PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3


                                  (ii)     Indebtedness Assumed in Permitted
                                           Purchases - Indebtedness (including
                                           extensions and renewals thereof)
                                           either (1) assumed by Loan Parties
                                           pursuant to acquisitions of the
                                           assets of other persons (by
                                           purchase, merger or otherwise) in
                                           Permitted Purchases (including the
                                           proposed Acquisition) between the
                                           Closing Date and the Purchase Date
                                           or (2) of corporations, partnerships
                                           or other entities whose stock,
                                           partnership interests or other
                                           ownership interests were acquired by
                                           Loan Parties (by purchase, merger or
                                           otherwise) in Permitted Purchases
                                           between the Closing Date and the
                                           Purchase Date, which in the case of
                                           either (1) or (2) above remains
                                           outstanding on the Purchase Date:

                                           (a)     Indebtedness assumed in the proposed Acquisition (from paragraph
                                                   (B) above)                                                              $
                                                                                                                            --------

                                           (b)     Indebtedness assumed in prior Permitted Purchases:


                                  Loan Party                            Collateral
                                  which is                              securing
                                  now liable              Date of       the
                                  on the                  Permitted     Indebtedness           Indebtedness
                                  Indebtedness            Purchase      (if any)               Outstanding
                                  ------------            --------      --------               -----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------

                                                          Total                                $
                                                                                                ----------

                                           (c)     Sum of (a) plus (b)                                                     $
                                                                                                                            =======
                                  (iii)    Sum of Lines (i) and (ii)(c) (may not exceed $20,000,000)                       $
                                                                                                                            =======

                          (D) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Seller and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Acquisition, and (ii) under which the annual lease payments exceed $250,000:

                                                                                            Future Minimum
                                  Lessor                         Expiration Date            Lease Payments
                                  ------                        -----------------           --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------
                                  ----------------------         ---------------            --------------

                                                                 Total                      $
                                                                                             =============

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4


                 (3) Lines of Business (Clause (A) of definition of Permitted Purchase). The Seller is engaged in the business of _____________________________________________, which complies with Section
8.02(g) of the Credit Agreement.

                 (4) Events of Default or Potential Default (Paragraph (B) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of the Seller and its Subsidiaries and Pledge of their Stock (Paragraph (C) of definition of Permitted Purchase). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Acquisition, (ii) which have been or will be formed by the Loan Parties pursuant to the Acquisition, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                              Is the
                                                            Person who                        Entity
                                         Type of            holds its                         Joining
                                         Entity and         Stock or         Percentage       the
                                         Jurisdic-          other            of total         Credit
                          Name of        tion of            ownership        ownership        Agreement
                          Entity         Organization       Interests        held             (yes/no)
                          ------         ------------       ---------        ----             --------

                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------
                          --------       ----------         ----------       ---------        --------

We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Purchase Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (E) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Seller and its Subsidiaries as attached hereto pursuant to Paragraph (8), the Loan Parties shall be in compliance with the following financial covenants:

                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Purchase Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be __________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1995                              .55 to 1.0

                                  July 1, 1995 and
                                  thereafter                                 .50 to 1.0

                                  (a)      Consolidated Funded Debt, the
                                           numerator of the foregoing ratio,
                                           is determined as follows:

                                           Indebtedness of NovaCare and its
                                           Subsidiaries to persons other than
                                           NovaCare and its Subsidiaries on the
                                           Purchase Date in respect of, without
                                           duplication:

                                           (i)     Borrowed money                                                           $
                                                                                                                             -------

                                           (ii)    Amounts raised under or liabilities in respect of any note
                                                   purchase or acceptance credit facility                                   $
                                                                                                                             -------
                                           (iii)   Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor
                                                   agreement or other interest rate management device                       $
                                                                                                                             -------
                                           (iv)    Other transactions (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a
                                                   promissory note)                                                         $
                                                                                                                             -------
                                           (v)     any guaranty of indebtedness for borrowed money                          $
                                                                                                                             -------
                                           (vi)    Sum of (i) through (v) equals Consolidated Funded Debt                   $
                                                                                                                             -------


                                  (b)      Capitalization, the denominator of
                                           the foregoing ratio, is determined
                                           as follows as of the Purchase Date:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6

                                           (i)     Consolidated Funded Debt (amount from clause (vi) of Paragraph
                                                   (a) above)                                                               $
                                                                                                                             -------
                                           (ii)    Consolidated Net Worth, which is total stockholders' equity of
                                                   NovaCare and its Subsidiaries as of the Purchase Date                    $
                                                                                                                             -------
                                           (iii)   Sum of (i) and (ii) equals Capitalization                                $
                                                                                                                             -------

                          (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Purchase Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Purchase Date is __________ to 1.0. Such ratio must not be more than the following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  July 1, 1994 through
                                  June 30, 1995                              3.00 to 1.00

                                  July 1, 1995 through
                                  June 30, 1996                              2.75 to 1.00

                                  July 1, 1996 and
                                  thereafter                                 2.50 to 1.00

                                  (a)      Consolidated Funded Debt, the numerator of the foregoing ratio (amount
                                           from clause (vi) of Paragraph 6(A)(a) above)                                     $
                                                                                                                             -------
                                  (b)      Consolidated Cash Flow from
                                           Operations, the denominator of the
                                           foregoing ratio, for the four fiscal
                                           quarters ending immediately prior to
                                           the Purchase Date is determined as
                                           follows:

                                           (i)     Net Income                                                               $
                                                                                                                             -------
                                           (ii)    Depreciation                                                             $
                                                                                                                             -------
                                           (iii)   Amortization                                                             $
                                                                                                                             -------
                                           (iv)    Other non-cash charges to net income                                     $
                                                                                                                             -------
                                           (v)     Interest Expense                                                         $
                                                                                                                             -------
                                           (vi)    Income Tax Expense                                                       $
                                                                                                                             -------


PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7

                                           (vii)   Sum of (i), (ii), (iii), (iv), (v) and (vi)                              $
                                                                                                                             -------
                                           (viii)  Non-cash credits to net income                                           $
                                                                                                                             -------
                                           (ix)    Item (vii) reduced by item (viii) equals Consolidated Cash Flow
                                                   from Operations                                                          $
                                                                                                                             -------

                 (7) Permitted Purchase Compliance. (Clause (E) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition, the Purchase Price for such Acquisition, when aggregated with the Purchase Price of all other Permitted Purchases which occurred during the period beginning on the Effective Date through and including the date of determination is $_______________, which is less than or equal to the amount of $160,000,000.

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Seller and its Subsidiaries for their immediately preceding fiscal year and all other financial statements delivered by the Seller in connection with the Acquisition which consist of the following _______________________________ [list]; (ii) any financial projections with respect to the Seller and its Subsidiaries received from the Seller or prepared by the Loan Parties; and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Acquisition, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement shall be true on and as of the Purchase Date with the same effect as though such representations and warranties had been made on and as of the Purchase Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                                                   NOVACARE, INC.


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------


                 NovaCare is enclosing the following with this Certificate:

                                                                                                                     NovaCare to
                                                                                                                       Check if
                                                                                                                       Enclosed
                                                                                                                       --------
                 1.       Agreements governing assumed Indebtedness described in Paragraph 2(B)                          -------

                 2.       Joinder documentation described in Paragraph 5                                                 -------

                 3.       Financial Statements of the Seller and its
                          Subsidiaries described in Paragraph 8(i)                                                       -------

                 4.       Financial projections of the Seller and its
                          Subsidiaries described in Paragraph 8(ii)                                                      -------

                 5.       Budget, forecasts and projections described in
                          Paragraph 8(iii)                                                                               -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9

ACKNOWLEDGEMENT BY BANKS:

NovaCare to initial either (a) or (b) below as applicable:


                                                                                                                          Initial
                                                                                                                         Applicable
                                                                                                                             Line
                                                                                                                         ----------

(a) Each Bank shall be deemed to approve of this certification unless it notifies NovaCare in wiring within seven (7) Business Days after it receives a copy of this certification that it disapproves of this certification because both of the following are true:

         (1) the Purchase Price listed in Paragraph 2(A) of this certificate is less than or equal to $30,000,000

                 and

         (2)     the amount of the Assumed Indebtedness set forth
                 in Paragraph 2(B) of this certificate is less than
                 or equal to $15,000,000                                                                                 ----------

(b) Each Bank shall be deemed to approve of this certification only by notifying NovaCare in writing of its approval because either of the following is true:

         (1) the Purchase Price set forth in Paragraph 2(A) of this certificate is greater than $30,000,000

                 or

         (2)     the amount of Assumed Indebtedness set forth in
                 Paragraph 2(B) of this certificate is greater
                 than $15,000,000                                                                                        ----------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 10

Banks to Sign and Initial Approval or Disapproval:

                                                            Approve                  Disapprove
                                                            -------                  ----------
PNC BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------------                 -----------------        -----------------
Name:
       ------------------------------------
Title:
       ------------------------------------

CORESTATES BANK, N.A.

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

MELLON BANK, N.A.


By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

NATIONSBANK OF NORTH CAROLINA, N.A.


By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

NATIONAL WESTMINSTER BANK USA


By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

FLEET BANK OF MASSACHUSETTS, N.A.


By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

                                   EXHIBIT I



                              EXHIBIT 8.01(m)(iii)

                             COMPLIANCE CERTIFICATE


                           ____________________, 19__


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                          I refer to the Credit Agreement dated as of May ____,
1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), and the other Borrowers and the Guarantors under such Credit Agreement (collectively, the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, ______________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify pursuant to
Section 8.01(m)(iii) of the Credit Agreement on behalf of NovaCare as of the [fiscal quarter/year ended _______________, 19___] the "Report Date"), as follows:

                 (1) Minimum Current Ratio. (Section 8.02(k)). The ratio of (i) consolidated current assets of NovaCare and its Subsidiaries to (ii) consolidated current liabilities of NovaCare and its Subsidiaries calculated as of the Report Date is __________ to 1.0 which is not less than the permitted ratio of 2.0 to 1.0.

                 (2) Minimum Net Worth. (Section 8.02(l)). As of the Report Date, the Consolidated Net Worth is $__________ which is not less than the Minimum Net Worth Requirement which is $__________. Such amounts are computed as follows:

                          (A)     Consolidated Net Worth as of the Report Date:

                                  Total stockholders' equity of NovaCare
                                  and its Subsidiaries                                  $
                                                                                         -------

          (B)     Minimum Net Worth Requirement as of the Report Date:

                                  (i)                                             $375,250,000

                                  (ii)     Seventy-five percent (75%) of
                                           Consolidated Net Income of NovaCare
                                           and its Subsidiaries for each fiscal
                                           quarter in which net income was
                                           earned (as opposed to a net loss)
                                           from March 31, 1994 through (and
                                           including) the Report Date computed
                                           as follows:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2


                                           (a)     consolidated net income                   $
                                                                                              -------
                                           (b)     Less: increases in net income resulting
                                                   from changes in GAAP after
                                                   Closing Date                             [$       ]
                                                                                              -------
                                           (c)     Plus: decreases in net
                                                   income resulting from
                                                   changes in GAAP after
                                                   Closing Date                              $
                                                                                              -------
                                           (d)     Subtotal sum of (a), (b)
                                                   and (c)                                   $
                                                                                              -------
                                           (e)     Line (d) times 75%                                                   $
                                                                                                                         -------
                                  (iii)    One hundred percent (100%) of all proceeds received by NovaCare in connection with the sale of shares of its capital stock after deducting any expenses associated with such sale (including proceeds from conversion of the Subordinated Debentures) during the period from March
                                           31, 1994 through (and including) the Report Date                             $
                                                                                                                         -------
                                  (iv)     Sum of (i), (ii) and (iii) equals Minimum Net Worth Requirement              $
                                                                                                                         -------

                 (3) Funded Debt to Capitalization. (Section 8.02(m)). As of the Report Date, the ratio of (i) Consolidated Funded Debt to (ii) Capitalization is __________ to
                          1.0. Such ratio must not be more than the following ratios for the following periods:

                          Period                                             Ratio
                          ------                                             -----
                          Closing Date through
                          June 30, 1995                                      .55 to 1.0

                          July 1, 1995 and
                          thereafter                                         .50 to 1.0

                          (A) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                                  Indebtedness of NovaCare and its Subsidiaries on the Report Date to persons other than NovaCare and its Subsidiaries in respect of, without duplication:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3

                                  (i)      Borrowed money                                                               $
                                                                                                                         -------
                                  (ii)     Amounts raised under or liabilities in respect of any note purchase or
                                           acceptance credit facility                                                   $
                                                                                                                         -------
                                  (iii)    Reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other
                                           interest rate management device                                              $
                                                                                                                         -------
                                  (iv)     Other transactions (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into to finance operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are
                                           not represented by a promissory note)                                        $
                                                                                                                         -------
                                  (v)      any guaranty of indebtedness for borrowed money                              $
                                                                                                                         -------
                                  (vi)     Sum of (i) through (v) equals Consolidated Funded Debt                       $
                                                                                                                         -------


                          (B) Capitalization, the denominator of the foregoing ratio, is determined as follows:

                                  (i)      Consolidated Funded Debt (amount from clause (vi) of Paragraph (A) above)    $
                                                                                                                         -------
                                  (ii)     Consolidated Net Worth, which is total stockholders' equity of NovaCare
                                           and its Subsidiaries as of the Report Date                                   $
                                                                                                                         -------
                                  (iii)    Sum of (i) and (ii) equals Capitalization                                    $
                                                                                                                         -------

                 (4) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Report Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending on the Report Date is __________ to 1.0. Such ratio must not be more than the following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4


                          Period                                             Ratio
                          ------                                             -----
                          July 1, 1994 through
                          June 30, 1995                                      3.00 to 1.00

                          July 1, 1995 through
                          June 30, 1996                                      2.75 to 1.00

                          July 1, 1996 and
                          thereafter                                         2.50 to 1.00

                          (A)     Consolidated Funded Debt, the numerator of the foregoing ratio (amount from
                                  Paragraph 3(A) above)                                                                 $
                                                                                                                         -------

                          (B) Consolidated Cash Flow from Operations, the denominator of the foregoing ratio, for the four fiscal quarters ending on the Report Date is determined as follows:

                                  (i)      Net Income                                                                   $
                                                                                                                         -------
                                  (ii)     Depreciation                                                                 $
                                                                                                                         -------
                                  (iii)    Amortization                                                                 $
                                                                                                                         -------
                                  (iv)     Other non-cash charges to net income                                         $
                                                                                                                         -------
                                  (v)      Interest Expense                                                             $
                                                                                                                         -------
                                  (vi)     Income Tax Expense                                                           $
                                                                                                                         -------
                                  (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)                                  $
                                                                                                                         -------
                                  (viii)   Non-cash credits to net income                                               $
                                                                                                                         -------
                                  (ix)     Item (vii) reduced by item (viii) equals Consolidated Cash Flow from
                                           Operations                                                                   $
                                                                                                                         -------

                 (5) Minimum Fixed Charge Coverage Ratio. (Section 8.02(o)). The ratio of (i) Consolidated Earnings Available for Fixed Charges to (ii) Consolidated Fixed Charges for the four fiscal quarters ending on the Report Date is __________ to 1.0. Such ratio must not be less than the following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5


                          Period                                             Ratio
                          ------                                             -----
                          July 1, 1994 through
                          June 30, 1996                                      2.5 to 1.0

                          July 1, 1996 and
                          thereafter                                         3.0 to 1.0

                          (A) Consolidated Earnings Available for Fixed Charges, the numerator of the foregoing ratio is determined as follows:

                                  (i)      Net income                                                                   $
                                                                                                                         -------
                                  (ii)     Interest expense                                                             $
                                                                                                                         -------
                                  (iii)    Income tax expense                                                           $
                                                                                                                         -------
                                  (iv)     Operating lease expense                                                      $
                                                                                                                         -------
                                  (v)      The sum of (i) through (iv)                                                  $
                                                                                                                         -------

                          (B) Consolidated Fixed Charges, the denominator of the foregoing ratio, for the four fiscal quarters ending on the Report Date, is determined as follows:

                                  (i)      Interest expense                                                             $
                                                                                                                         -------
                                  (ii)     Operating lease expense                                                      $
                                                                                                                         -------
                                  (iii)    The sum of (i) and (ii)                                                      $
                                                                                                                         -------

                 (6) Indebtedness Under and Investments in Repurchase Agreements and Reverse Repurchase Agreements (Sections 8.02(a)(ii) and 8.02(i)). As of the Report
                          Date:

                          (a) Reverse Repurchase Agreements (Section 8.02(a)(iv)). The Loan Parties had $__________ of Permitted Reverse Repurchase Agreements outstanding which is less than __________, the permitted amount as follows:

                                  Report Date                                Permitted Amount
                                  -----------                                ----------------
                                  Between Closing Date and
                                  August 31, 1994                            $50,000,000

                                  After August 31, 1994                      $25,000,000

                          (b) Repurchase Agreements (Section 8.02(i) and definition of "Permitted Investments"). The Loan Parties had $__________ of repurchase

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6

                                  agreements outstanding which is less than the permitted amount of $50,000,000.

                 (7) Indebtedness Assumed in Permitted Acquisitions; Purchase Money Security Interests (Sections 8.02(a)(vi) and (vii)).

                          (a) Permitted Purchases and Purchase Money Security Interests (Section 8.02(a)(vi)). The amount of Indebtedness of the Loan Parties described in Section 8.02(a)(vi) of the Credit Agreement is $__________ on the Report Date which is less than $20,000,000, the maximum permitted amount. The amount of such Indebtedness is computed as follows:

                                  (i)      Purchase Money Security Interests entered into in the ordinary course of
                                           business                                                                     $
                                                                                                                         -------

                                  (ii)     Permitted Purchases - Indebtedness
                                           (including extensions and renewals
                                           thereof) either (1) assumed by Loan
                                           Parties pursuant to acquisitions of
                                           the assets of other persons (by
                                           purchase, merger or otherwise) in
                                           Permitted Purchases between the
                                           Closing Date and the Report Date or
                                           (2) of corporations, partnerships or
                                           other entities whose stock,
                                           partnership interests or other
                                           ownership interests were acquired by
                                           Loan Parties (by purchase, merger or
                                           otherwise) in Permitted Purchases
                                           between the Closing Date and the
                                           Report Date, which in the case of
                                           either (1) or (2) above remains
                                           outstanding on the Report Date:

                                  Loan Party                            Collateral
                                  which is                              securing
                                  now liable              Date of       the
                                  on the                  Permitted     Indebtedness           Indebtedness
                                  Indebtedness            Purchase      (if any)               Outstanding
                                  ------------            --------      --------               -----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------

                                                          Total                                $
                                                                                                ----------

                                  (iii)    Sum of Lines (i) and (ii) (may not exceed $20,000,000)                       $
                                                                                                                         =======

                          (b) Permitted Poolings (Section 8.02(a)(vii)). The amount of Indebtedness of the Loan Parties described in Section 8.02(a)(vii) of the Credit Agreement incurred during the current fiscal year was $__________ which is less than $100,000,000, the maximum amount permitted to be incurred during the current fiscal year. The amount of such Indebtedness is computed as follows:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7

                                  Indebtedness either (1) assumed by acquiring
                                  Loan Parties in Permitted Poolings during the current fiscal year, or (2) of Pooling Partners and their Subsidiaries whose stock or other ownership interests were acquired in Permitted Poolings during the current fiscal year, including in the case of both (1) and
                                  (2) any Indebtedness which has been repaid since the date of the pooling as well as Indebtedness which remains outstanding on the date of this certificate.

                                  Loan Party
                                  which assumed                         Collateral
                                  Indebtedness or                       securing
                                  Pooling Partner         Date of       the
                                  whose stock             Permitted     Indebted-              Amount of
                                  was acquired            Pooling       ness (if any)          Indebtedness
                                  ------------            -------       -------------          ------------

                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------
                                                                                               $
                                  ----------------        ----------    -------------           ----------

                                  Total (may not exceed $100,000,000)                          $
                                                                                                ----------

                 (8) Permitted Additional Institutional Indebtedness (Section 8.02(a)(ix) and definition of "Permitted Additional Institutional Indebtedness"). The following is a list of Permitted Additional Institutional Indebtedness outstanding on the Report
                          Date:

                                                                                               Documen-tation
                                                                                               governing
                                                                                               debt
                                                                                               has been
                                                                                               delivered
                                                          Loan                                 to Agent**
                                  Lender                  Party         Amount                 (yes/no)
                                  ------                  -----         ------                 --------
                                                                        $
                                  ----------------        ----------     -------------         ----------
                                                                        $
                                  ----------------        ----------     -------------         ----------
                                                                        $
                                  ----------------        ----------     -------------         ----------

                                  **Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

                 (9) Permitted Additional Subordinated Indebtedness in Excess of $5,000,000 (Section 8.02(a)(x) and definition of "Permitted Additional Subordinated Indebtedness"). The following is a list of all Permitted Additional Subordinated Indebtedness outstanding on the Report Date which individually exceeds $5,000,000:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

                                                                                               Documen-tation
                                                                                               governing
                                                                                               debt
                                                                                               has been
                                                                                               delivered
                                                          Loan                                 to Agent**
                                  Lender                  Party         Amount                 (yes/no)
                                  ------                  -----         ------                 --------
                                                                        $
                                  ----------------        ----------     -------------         ----------
                                                                        $
                                  ----------------        ----------     -------------         ----------
                                                                        $
                                  ----------------        ----------     -------------         ----------

                                  **Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

                 (10) Permitted Acquisitions. (Section 8.02(d)) The Loan Parties made the following Permitted Acquisitions during the quarter ending on the Report Date:

                                                 Type of
                                                 Transaction
                                                 (Permitted
                                                 Purchase/                                Purchase Price/
                          Seller/                Permitted             Date of            Pooling
                          Pooling Partner        Pooling)              Closing            Consideration
                          ---------------        --------              -------            -------------
                          --------------------   -------------------   ---------------    -------------------

                          --------------------   -------------------   ---------------    -------------------

                          --------------------   -------------------   ---------------    -------------------

                 (11) Permitted Investment in Excluded Entities; Restricted Investments in Arizona Rehab and Meridian Point (Sections 8.02(f) and (i)). The Loan Parties' Restricted Investments: (a) of the type described in clauses (i) or (ii) of the definition of Restricted Investments, in West Virginia Rehabilitation Services, Inc. ("WVRS") and American Health Enterprises, Ltd. ("AHE") collectively are $_______, which is less than $600,000; and (b) of the type described in clauses (iii) and (iv) of the definition of Restricted Investments, in WVRS and AHE collectively are $_______ which, together with the actual investment set forth in the preceding clause
                          (a) is less than $30,000,000. The Loan Parties' Restricted Investments in each of the Excluded Entities other than WVRS and AHE is less than $10,000,000 and its aggregate Restricted Investments in all Excluded Entities other than WVRS and AHE is $__________ which is less than $30,000,000. The foregoing is computed below. The table below lists as of the Report Date each Subsidiary and Minority Subsidiary which is not a Borrower or Guarantor (whether or not the Loan Parties have made an investment therein) and each Unaffiliated Managed Company in which the Loan Parties have made an investment. The sum of the amounts described in the following clauses (a) and (b) is $__________, which is less than or equal to $7,500,000: (a) the Loan

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9

                          Parties' Restricted Investments in Arizona
                          Rehabilitation Hospital, Inc. ("Arizona Rehab") are $__________; and (b) the Revolving Credit Loans outstanding to Arizona Rehab are $__________. The sum of the amount described in the following clauses
                          (a) and (b) is $__________, which is less than or equal to $7,500,000: (a) the Loan Parties' Restricted Investments in Meridian Point Rehabilitation Hospital, Inc. ("Meridian Point") are $__________; and (b) the Revolving Credit Loans outstanding to Meridian Point are $__________.

                                                                                   (iv)
                                                                                   Other
                               (i)                                              obligations        Total
                           Investments                            (iii)          to or for       Restricted
                              in or              (ii)          Guaranties       the benefit     Investments
                          contributions        Loans to       on behalf of          of            (Sum of
         Excluded          to Excluded         Excluded         Excluded         Excluded       columns (i)
          Entity             Entity             Entity           Entity           Entity         thru (iv))
          ------             ------             ------           ------           ------         ----------
A. WVRS and AHE
- - - ---------------

  West Virginia
  Rehabilitation
  Services, Inc.                                                                                 $
                         --------------      ------------      -----------       ---------        ----------

  American Health
  Enterprises,
  Ltd.                                                                                           $
                         --------------      ------------      -----------       ---------        ----------

                         Total (must be less than $30,000,000)                                   $
                                                                                                  ----------


B. All Other Excluded Entities
- - - ------------------------------

                                                                                                 $
  ---------------        --------------      ------------      -----------       ---------        ----------
                                                                                                 $
  ---------------        --------------      ------------      -----------       ---------        ----------
                                                                                                 $
  ---------------        --------------      ------------      -----------       ---------        ----------

                         Total (must be less than $30,000,000; amount for
                         each entity must be less than $10,000,000)                              $
                                                                                                  ----------

                 (12) Events of Default or Potential Default. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

                 (13) Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 10

                          Loan Parties have performed and complied with all
covenants and conditions hereof.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this ______ day of _________, 19_____.

                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------

                                   EXHIBIT J


                                    FORM OF
                             REVOLVING CREDIT NOTE



$______________                                         Pittsburgh, Pennsylvania
                                                              November ___, 1994



               FOR VALUE RECEIVED, the undersigned, __________________, a ___________________ corporation (herein called the "Borrower"), hereby promises to pay to the order of ________________________ (the "Bank") the lesser of (i) the principal sum of ____________ U.S. Dollars (U.S. $_______________) or (ii)
the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Credit Agreement dated as of May 27, 1994, as amended, between [NovaCare, Inc., a Delaware corporation ("NovaCare")], certain Subsidiaries of NovaCare as identified on Schedule 6.01(c) thereto, the Banks party thereto and PNC Bank, National Association, as Agent (as it may hereafter from time to time be amended, restated, modified or supplemented, the "Credit Agreement"), payable on such dates as set forth in the Credit Agreement with the entire outstanding balance, together with interest thereon, due and payable on the Expiration Date.

               The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.01 of, or as otherwise provided in, the Credit Agreement.

               Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Revolving Credit Note and all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in
Section 4.03 of, or as otherwise provided for in, the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

               Interest on this Note will be payable in such manner and on such dates as set forth in the Credit Agreement.

               Subject to the provisions of the Credit Agreement, payment of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at One PNC Plaza, Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15265, in lawful money of the United States of America in immediately available funds.

               This Revolving Credit Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

               All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

               Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

               This Revolving Credit Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.

               This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

              [SIGNATURE PAGE 1 OF 1 TO THE REVOLVING CREDIT NOTE]


               IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note by its duly authorized officers with the intention that it constitute a sealed instrument.

ATTEST:                                              [                         ]
                                                      -------------------------


                                                     By:
- - - ------------------------------                           ----------------------
Title:                                                   Title:

[Seal]

                                   EXHIBIT K

                            CONFIRMATION OF GUARANTY


                               November __, 1994



To:  Those Guarantors Listed
     on Schedule 6.01(c) of
     the Credit Agreement (as
     hereinafter defined)



Reference is made to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

NovaCare, Inc. and certain of its Subsidiaries, the Banks and the Agent have entered into that certain First Amendment attached hereto as Exhibit A (the "First Amendment").

On the date hereof, NovaCare, Inc. and certain of its Subsidiaries, the Banks and the Agent shall enter into that certain Second Amendment to Credit Agreement (the "Second Amendment"), a copy of which is attached hereto as Exhibit B.

Pursuant to the Credit Agreement, on May 27, 1994 you entered into the Loan Documents to which you are a party.

This letter agreement will confirm that you have read and understand the First Amendment and Second Amendment. You agree and acknowledge that, among other things, that on and after the effective date of the Second Amendment, the Revolving Credit Commitment will be increased from $115,000,000 to $175,000,000 and the Expiration Date will be extended as provided in the Second Amendment. You hereby ratify and confirm each of the Loan Documents to which you are a party by signing below as indicated.


Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Agent



By:
   ----------------------------

Intending to be legally bound
hereby, the undersigned have
accepted and agreed to the
foregoing as of the date and
year first above written.

NOVACARE, INC. and each of
the Borrowers and Guarantors
under the Credit Agreement


By:
   -------------------------------
   Timothy E. Foster, Vice President
   of each of the entities listed
   on Schedule 6.01(c) other than
   those listed below



By:
   -------------------------------
   Joseph C. O'Neil, President of
   each of the entities listed
   above his name on the signature
   lines to the Credit Agreement



By:
   -------------------------------
   Andrew J. Beck, Vice President
   of Mill River III, Inc., a
   Delaware corporation




                                     -2-